UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14a INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

MARIMED INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MARIMED INC.

10 Oceana Way

Norwood, MA 02062

Notice of Annual Meeting of Stockholders

To be held on September 26, 2019

August 26, 2019

To our Stockholders:

You are invited to attend the 2019 Annual Meeting of Stockholders of MariMed Inc. at 10:00 a.m., Eastern Daylight Time, on September 26, 2019, at the Hilton Boston/Dedham Hotel located at 25 Allied Drive, Dedham, Massachusetts 02026

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

Robert Fireman
Chairman, President and Chief Executive Officer

MARIMED INC.

10 Oceana Way

Norwood, MA 02062

Notice of Annual Meeting of Stockholders

To be held on September 26, 2019

The Annual Meeting of Stockholders of MariMed Inc. (the “Company”) will be held at the Hilton Boston/Dedham Hotel located at 25 Allied Drive, Dedham, Massachusetts 02026, on September 26, 2019 at 10:00 a.m., Eastern Daylight Time, for the purpose of considering and acting upon the following:

1.	The election of five (5) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2.	The approval of the Company’s Amended and Restated 2018 Stock Award and Incentive Plan;

3.	The advisory approval of the appointment of M&K CPAs PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2019; and

4.	The transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

Holders of the Company’s outstanding shares of common stock of record at the close of business on August 7, 2019 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be available for examination by any stockholder at the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

By order of the Board of Directors

Robert Fireman
Chairman, President and Chief Executive Officer
Norwood, Massachusetts
August 26, 2019

IMPORTANT:	IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

We appreciate your giving this matter your prompt attention.

Important Notice Regarding Availability Of Proxy Materials

For The Annual Meeting of Stockholders To Be Held On September 26, 2019

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at https://stocktrack.simplyvoting.com

MARIMED INC.

10 Oceana Way

Norwood, MA 02062

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on September 26, 2019

Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors (the “Board”) of MariMed Inc. (the “Company,” “we,” “us,” “our,” or any derivative thereof) to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Hilton Boston/Dedham Hotel located at 25 Allied Drive, Dedham, Massachusetts 02026, on September 26, 2019 at 10:00 a.m., Eastern Daylight Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company’s principal executive offices are located at 10 Oceana Way, Norwood, Massachusetts 02062. The approximate date on which this Proxy Statement, the accompanying Proxy and the Company’s Annual Report for the year ended December 31, 2018 will be mailed to stockholders is August 26, 2019.

Important Notice Regarding Availability of Proxy Materials

For The Annual Meeting of Stockholders To Be Held on September 26, 2019

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at https://stocktrack.simplyvoting.com

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on August 7, 2019 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, we had 218,045,067 shares of common stock, par value $.001 per share (“Common Shares”) outstanding. Each Common Share is entitled to one vote. Common Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. Common Shares were our only voting securities outstanding on the Record Date. A quorum will be present at the Annual Meeting if stockholders owning a majority of the Common Shares outstanding on the Record Date are present at the meeting in person or by proxy.

Voting of Proxies

The persons acting as proxies (the “Proxyholders”) pursuant to the enclosed Proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the shares represented by the Proxy: (i) for the election of the director nominees named in this Proxy Statement; (ii) for the approval of the Company’s Amended and Restated 2018 Stock Award and Incentive Plan (the “2018 Plan”); (iii) for the advisory approval of the appointment of M&K CPAs PLLC as the Company’s independent auditors for the year ending December 31, 2019 (the “Approval of Auditors”); and (iv) in their discretion, on any other business that may come before the Annual Meeting and any adjournments of the Annual Meeting.

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All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the Annual Meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, by written notice addressed to and received by the Secretary of the Company or Secretary of the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked “WITHHOLD AUTHORITY” to vote for all director nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies that are marked “ABSTAIN” on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. However, shares represented by proxies which are marked “WITHHOLD AUTHORITY” or “ABSTAIN” will be counted for quorum purposes.

Broker Non-Votes

A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients (“broker non-votes”). If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a broker who has not received instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At the Annual Meeting, only the Approval of Auditors (Proposal No. 3) is considered a routine matter. All other proposals are considered “non-routine,” and your broker will not have discretion to vote on those proposals. Broker non-votes will be counted towards determining whether or not a quorum is present.

Voting Requirements

Election of Directors. The election of the five director nominees will require the affirmative vote of a plurality of the votes cast by the holders of Common Shares present in person or represented by proxy to elect each nominee. Election by a plurality means that the director nominee with the most votes for a particular Board seat is elected for that seat.

Approval of the 2018 Plan and Advisory Approval of the Appointment of Independent Auditors. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required to approve the 2018 Plan and the appointment of M&K CPAs PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2019. An abstention from voting on approval of auditors will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote on any of the matters.

Proposal No. 1

ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting. All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the five nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the Proxy will vote for the election of an alternate candidate, if any, as shall be designated by the Board. The Board has no reason to believe these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All nominees, except Dr. Eva Selhub, are currently members of our Board. There are no family relationships among any of the executive officers, directors or directors nominees of the Company.

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Our director nominees and their respective ages as of the Record Date are as follows:

Name	Age	Position

Robert Fireman	70	President, Chief Executive Officer and Chairman

Jon R. Levine	54	Chief Financial Officer, Treasurer, Secretary and Director

Eva Selhub, M.D.	51	Director nominee

David Allen(1)	64	Director

Edward Gildea(2)	67	Director

(1)	Chairman of the Audit Committee.
(2)	Audit Committee Member.

Set forth below is a brief description of the background and business experience of our executive officers and directors:

Robert Fireman has served as our president and chief executive officer since July 2017. In addition, Mr. Fireman has been a director since our formation, and is a seasoned executive in the building of technology and consumer driven companies. Mr. Fireman was a founder and Director of Consumer Card Marketing, Inc., a pioneer in the development of retail loyalty marketing programs for the supermarket and drug store industries. This company was sold to News America Marketing, a division of News Corp. Mr. Fireman has been a practicing attorney for over 30 years. Mr. Fireman is also the CEO of our wholly-owned subsidiary, MariMed Advisors Inc., a director of Worlds Inc. and a former part owner of Sigal Consulting LLC. He has over ten years of experience in the emerging cannabis industry across the country. In February 2019, Mr. Fireman was appointed to GenCanna Inc.’s board of directors.

Jon R. Levine has served as our chief financial officer, treasurer, and secretary since July 2017 and has been a director since 2016. Mr. Levine has over nine years of experience in the cannabis industry. He brings over 18 years in commercial real estate development, management and financial services experience. Mr. Levine was a partner at Equity Industrial Partners, a national commercial real estate management group. He also has past experience in banking at USTrust Bank as an Asset Based Lender and in the leasing industry with AT&T Financial Services and New Court Financial as a senior credit officer. Mr. Levine also serves as the CFO of our wholly-owned subsidiary, MariMed Advisors Inc., and in that capacity he has been responsible for the management and reporting of most of the company’s revenue and financial transactions. Mr. Levine is a former part owner of Sigal Consulting LLC.

Eva Selhub, M.D., a director nominee, is a board-certified physician, speaker, scientist, executive leadership and performance coach, consultant in the field of corporate wellness and resilience, and an author. From August 1997 to November 2016, she served as an instructor and lecturer of medicine at Harvard Medical School. During this period, Dr. Selhub simultaneously held other positions at Tufts University, Massachusetts General Hospital, as well as other professional healthcare/medical organizations. From October 2006 to October 2017, she was a senior physician at Benson Henry Institute for Mind/Body Medicine at Massachusetts General Hospital. From August 2016 to present, she has been an adjunct scientist of neuroscience at Jean Mayer USDA Human Nutrition Research Center on Aging at Tufts University, one of six human nutrition research centers supported by the United States Department of Agriculture. Dr. Selhub received a Bachelor of Arts degree in anthropology from the Tufts University in 1989 and her M.D. degree from Boston University School of Medicine in 1994. Dr. Selhub’s professional experience and background as a physician, scientist and in mind-body medicine will allow her to make valuable contributions to the Board and provide expertise to serve as one of our directors.

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David Allen, has been a director since June 2019. He brings over 22 years of experience as a Director, CEO and CFO of public companies. Presently he serves as Chief Financial Officer of Charlie’s Holdings, Inc. (formerly known as True Drinks Holdings, Inc.). From September 2018 to May 2019, Mr. Allen served as Chief Financial Officer of Iconic Brands, Inc. Prior to that, from December 2014 to January 2018, Mr. Allen served as the Chief Financial Officer of WPCS International, Inc. From 2004 to 2017, Mr. Allen served as Chief Financial Officer of Bailey’s Express, Inc., a privately held trucking corporation, which filed for Chapter 11 bankruptcy in July 2017. Mr. Allen currently serves as the Chapter 11 Plan Administrator for the bankruptcy case. From June 2006 to June 2013, Mr. Allen served as the Chief Financial Officer and Executive Vice President of Administration at Converted Organics, Inc., after serving as audit committee chair of the board of Converted Organics. Mr. Allen is currently an Assistant Professor of Accounting at Southern Connecticut State University (SCSU), a position he has held since 2017. For the 12 years prior, he was an Adjunct Professor of Accounting at SCSU and Western Connecticut State University. Mr. Allen is a licensed CPA and holds a bachelor’s degree in Accounting and a master’s degree in Taxation from Bentley College. Mr. Allen’s background as a Director, CEO and CFO of public companies will allow him to make valuable contributions to the Board.

Edward. Gildea has been a director since our formation. Since February 2014, Mr. Gildea has been a partner in the law firm Fisher Broyles LLP. From 2006 to 2013, Mr. Gildea was President, Chief Executive Officer and Chairman of Converted Organics Inc., a publicly held green technology company that manufactured and sold an organic fertilizer, made from recycled food waste. Mr. Gildea contributes expertise in areas of mergers & acquisitions, strategic planning, funding, business development, and executive leadership. Mr. Gildea received a B.A. from The College of the Holy Cross and a J.D. from Suffolk University Law School. Mr. Gildea’s executive business experience was instrumental in his selection as a member of the Board.

The Board recommends a vote FOR the election of each of the director nominees and proxies that are signed and returned will be so voted

unless otherwise instructed.

*     *     *     *     *

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EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Capacity in Which Served	In Current Position Since
Robert Fireman (1)	70	President, Chief Executive Officer and Chairman	2017
Jon R. Levine (1)	54	Chief Financial Officer, Treasurer, Secretary and Director	2017

(1)	Biographical information with respect to Messrs. Robert Fireman and Jon R. Levine is provided above.

Code of Ethics

We have adopted a code of ethic (the “Code of Ethics”) that applies to our principal chief executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics was filed as Exhibit 14.1 to a previous annual report and is posted on our website. The Code of Ethics was designed with the intent to deter wrongdoing, and to promote the following:

●	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
●	Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission (“SEC”) and in other public communications we make;
●	Compliance with applicable governmental laws, rules and regulations;
●	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
●	Accountability for adherence to the code.

Director Independence

The Board has determined that Messrs. Edward Gildea and David Allen, and Dr. Eva Selhub are independent and represent a majority of its members. In determining director independence, the Board applies the independence standards set by the Nasdaq Stock Market (“NASDAQ”). In applying these standards, our Board considers all transactions with the independent directors and the impact of such transactions, if any, on any of the independent directors’ ability to continue to serve on our Board.

Board Committees

On August 15, 2019, the Common Shares began trading on the OTCQX® Best Market (“OTCQX”) tier of the OTC Markets Group. As such, with the exception of an audit committee, the Board is not required to establish any committees typically required of companies listed on the NASDAQ or other stock exchanges. On August 14, 2019, the Board established an audit committee (the “Audit Committee”) and appointed David Allen and Edward Gildea as committee members. Messrs. Allen and Gildea are both independent directors as such term is defined in section 5605(a)(2) of the NASDAQ rules. Mr. Allen was also appointed as the chairman of the Audit Committee and qualifies as the “audit committee financial expert” pursuant to Item 407(d)(5) of Regulations S-K.

With exception of the Audit Committee, the Board has not established any other committees of the Board. However, the Board has the authority to appoint committees to perform certain management and administrative functions, and intends to also establish a compensation committee (the “Compensation Committee”) and a corporate governance and nominating committee (the “Corporate Governance and Nominating Committee”). The Audit Committee has, and the Board expects that the Compensation Committee and the Corporate Governance and Nominating Committee will have, the responsibilities described below and be made up entirely of independent directors as such term is defined in section 5605(a)(2) of the NASDAQ rules. As of the date hereof, the responsibilities that will be delegated to the Compensation Committee and the Corporate Governance and Nominating Committee rest with the entire Board.

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Audit Committee. The Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with auditors and audits of financial statements. Specifically, the Audit Committee’s responsibilities include the following:

● selecting, hiring and terminating our independent auditors;

● evaluating the qualifications, independence and performance of our independent auditors;

● approving the audit and non-audit services to be performed by the independent auditors;

● reviewing the design, implementation and adequacy and effectiveness of our internal controls and critical policies;

● overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and other accounting matters;

● with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

● preparing the report that the SEC requires in our annual proxy statement.

A copy of the Audit Committee charter is available on our website at www.marimedinc.com.

Compensation Committee. The Compensation Committee will assist the Board in determining the compensation of our officers and directors. The Compensation Committee will be comprised entirely of directors who satisfy the standards of independence applicable to Compensation Committee members established under 162(m) of the Code and Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Specific responsibilities will include the following:

● approving the compensation and benefits of our executive officers;

● reviewing the performance objectives and actual performance of our officers; and

● administering our stock option and other equity and incentive compensation plans.

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Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will assist the Board by identifying and recommending individuals qualified to become members of the Board. Specific responsibilities will include the following:

● evaluating the composition, size and governance of our Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

● establishing a policy for considering stockholder nominees to our Board;

● reviewing our corporate governance principles and making recommendations to the Board regarding possible changes; and

● reviewing and monitoring compliance with our code of ethics and insider trading policy.

During fiscal year 2018, the Board held one (1) meeting and all directors then in office were in attendance. It is the Company’s policy that directors are invited and encouraged to attend the Annual Meeting.

Audit Committee Report

During the year ended December 31, 2018, we did not have a separately designated standing audit committee. Pursuant to Section 3(a)(58)(B) of the Exchange Act, the entire Board acted as the audit committee for the purpose of overseeing the accounting and financial reporting processes, and audits of our financial statements.

The Board retained our independent registered public accounting firm and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Board consulted with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversaw our relationship with our independent registered public accounting firm.

The Board reviewed our audited financial statements for the year ended December 31, 2018 and met with management to discuss such audited financial statements. The Board has discussed with M&K CPAs PLLC (“M&K”), our independent accountants, the matters required to be discussed pursuant to applicable auditing standards. The Board has received the written disclosures and the letter from M&K required by the Public Company Accountant Oversight Board regarding the independent accountant’s communications with the Board concerning independence and has discussed with M&K its independence from us and our management. M&K had full and free access to the Board. Based on its review and discussions, the Board recommended that our audited financial statements for the year ended December 31, 2018 be included in our Annual Report on Form 10-K for the year then ended for filing with the SEC.

AUDIT COMMITTEE:

David Allen
Edward Gildea

The above report is not deemed to be “soliciting material,” and is not “filed” with the SEC.

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Board Nominations

Currently, we do not have a separately designated standing nominating committee. The entire Board acts as the nominating committee for the purposes of identifying and recommending director candidates. The Board is responsible for nominating director candidates for the annual meeting of stockholders each year and will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Board will take into consideration the needs of the Board and the qualifications of the candidate. The Board may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Board, a stockholder must submit the recommendation in writing and must include the following information: (i) the name of the stockholder and evidence of the person’s ownership of Company stock, (including the number of shares owned and the length of time of ownership); (ii) the name of the candidate; (iii) the candidate’s resume or a listing of his or her qualifications to be a director of the Company; and (iv) the person’s consent to be named as a director if selected and nominated by the Board.

The information described above must be sent to the Company’s Chief Financial Officer at 10 Oceana Way, Norwood, Massachusetts 02062, on a timely basis in order to be considered by the Nominating and Corporate Governance Committee, within the time periods set forth in the “Stockholder Proposals” section below.

The Board may also receive suggestions from current Company directors, executive officers or other sources, which may be either unsolicited or in response to requests from the Board for such candidates. The Board also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the Board as a potential candidate, it may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Board determines that the candidate warrants further consideration, the Chairman or another member of the Board may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Board may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Board may consider all such information in light of information regarding any other candidates that the Board might be evaluating for membership on the Board. In certain instances, the Board may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Board’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Disclosure of Director Qualifications

The Board is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board.

The Board believes that the minimum qualifications for service as a director are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Board’s criteria for evaluating potential candidates include the following: (i) an understanding of the Company’s business environment, (ii) the possession of such knowledge, skills, expertise and diversity of experience that would enhance the Board’s ability to manage and direct the affairs and business of the Company and (iii) certain characteristics common to all Board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

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In addition, the Board seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts.

Board Leadership Structure

Robert Fireman has served as Chairman of the Board and Chief Executive Officer since July 2017. According to our By-Laws the roles of Chairman of the Board and Chief Executive Officer are held by the same person. Our Board regularly evaluates our leadership structure and determines the most appropriate structure based upon its assessment of our position, strategy, and our long-term plans. The Board also considers the specific circumstances we face and the characteristics and membership of the Board. At this time, the Board has determined that having Robert Fireman serve as both the Chairman and Chief Executive Officer is in the best interest of our stockholders. We believe this structure makes the best use of the Chief Executive Officer’s extensive knowledge of our business and personnel, our strategic initiatives and our industry, and also fosters real-time communication between management and the Board.

The Board’s Oversight of Risk Management

The Board recognizes that all companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with our risk profile, and (4) integrate risk management into our decision-making. The Board encourages, and management promotes, a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for us.

Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group by mail or electronically. To communicate with the Board, any individual director or any group of directors, correspondence should be addressed to the Board or any such individual directors or group of directors by either name or title. All such correspondence should be sent to c/o Secretary, MariMed Inc., 10 Oceana Way, Norwood, Massachusetts 02062.

All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group to which the envelope or e-mail is addressed.

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COMPENSATION OF DIRECTORS

In 2018, the Board adopted a resolution to cease the practice of granting options to non-employee directors as compensation for serving on the Board, until such time as the Board reconsiders the compensation of non-employee directors following the stockholders’ vote in connection with the 2018 Plan, anticipated to take place at the Annual Meeting. Previous to this resolution, a non-employee director received compensation in the form of five-year non-qualified stock options to purchase (i) 100,000 Common Shares for each year of service as a non-employee director, and (ii) 150,000 Common Shares upon first joining the Board.

The following table sets forth information concerning the compensation paid to each of our non-employee directors during 2018 for their services rendered as directors.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total ($)

Bernard Stolar (1)	$0	$0	$120,171	$120,171
Edward Gildea (2)	$0	$0	$120,171	$120,171
David Allen (3)	$0	$0	-	-
Thomas Kidrin (4)	$0	$0	$60,801	$60,801

(1)	Mr. Stolar will not be standing for re-election as a director at the Annual Meeting. He held 100,000 stock options at December 31, 2018.
(2)	Mr. Gildea held 650,000 stock options at December 31, 2018.
(3)	Mr. Allen was appointed to the Board on June 25, 2019.
(4)	Mr. Kidrin resigned from the Board as of June 5, 2019. He held 100,000 stock options at December 31, 2018.

Executive Compensation

The following table sets forth the compensation paid by us during the fiscal periods ending December 31, 2018 and 2017, to our chief executive officer and chief financial officer (the ‘‘Named Executives’’).

SUMMARY COMPENSATION TABLE(1)(2)

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards(5)	All Other Compensa-tion	Total
Robert Fireman	2018	$0	$10,000	$0	$70,164	$0	$80,164
President and CEO (3)	2017	$0	$0	$0	$0	$0	$0

Jon R. Levine	2018	$0	$10,000	$0	$86,355	$0	$96,355
CFO (4)	2017	$0	$0	$0	$0	$0	$0

(1)	The compensation reported on the Table does not include other personal benefits, the total value of which do not exceed $10,000.
(2)	Pursuant to the regulations promulgated by the SEC, the table omits columns reserved for types of compensation not applicable to us.
(3)	Mr. Fireman was named President and CEO of the Company in July 2017.
(4)	Mr. Levine was named CFO of the Company in July 2017.
(5)	Amounts represent the fair value of option awards valued on grant date using the Black-Scholes pricing model and recognized for financial reporting purposes during the year ended December 31, 2018.

10

Stock Option Grants

The following table sets forth information as of December 31, 2018 concerning unexercised options, unvested stock and equity incentive plan awards for the Named Executives.

OUTSTANDING EQUITY AWARDS AT YEAR-ENDED DECEMBER 31, 2018

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Robert Fireman	100,000	-	-	$0.08	12/20/19
Robert Fireman	100,000	-	-	$0.13	06/29/20
Robert Fireman	100,000	-	-	$0.14	12/31/19
Robert Fireman	100,000	-	-	$0.14	12/31/20
Robert Fireman	100,000	-	-	$0.63	12/31/21
Jon R. Levine	250,000	-	-	$0.14	12/31/20
Jon R. Levine	100,000	-	-	$0.14	12/31/20
Jon R. Levine	100,000	-	-	$0.63	12/31/21

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PROPOSAL 2

APPROVAL OF THE AMENDED AND RESTATED 2018 STOCK AWARD AND INCENTIVE PLAN

Introduction

At our Annual Meeting, we will ask stockholders to approve the Amended and Restated 2018 Stock Award and Incentive Plan (the “2018 Plan”). Our Board approved the 2018 Plan on August 14, 2019, subject to the approval of our stockholders.

The 2018 Plan is an “omnibus” plan, authorizing a variety of equity award types as well as cash and long-term incentive awards. We intend that the 2018 Plan will amend and restate the 2018 Stock Award and Incentive Plan (the “Original Plan”), which was approved by our Board on July 10, 2018, but never presented to stockholders for approval. Any grants made under the Original Plan prior to the date of the Board’s approval of the 2018 Plan shall continue to be governed by the terms of the original plan.

The Board and its Compensation Committee (the “Committee”) will seek to use the 2018 Plan to help us:

●	Attract, retain, motivate and reward employees, non-employee directors and other persons who provide substantial services to the Company and its affiliates.

●	Provide equitable and competitive compensation opportunities.

●	Incentivize outstanding Company and individual performance with appropriate limitations on risk.

●	Promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders and thereby promote the success of the Company’s business.

The Board and the Committee believe that awards linked to Common Shares provide incentives for the achievement of important performance objectives and promote the long-term success of MariMed. Therefore, they view the 2018 Plan as a key part of our overall compensation program.

Shares To Be Available under Our Equity Compensation Plans

Information on the total number of shares available under our existing equity compensation plan and unissued shares deliverable under outstanding options as of the end of the last fiscal year is presented below under the caption “Company Equity Compensation Plans.”

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The following table shows the aggregate number of shares subject to currently outstanding equity awards under the 2011 Stock Option and Restricted Stock Award Plan (the “2011 Plan”) and the 2018 Plan (our only current equity award plans) as of June 30, 2019 together with the shares that will be subject to outstanding awards and available for future awards if, at that date, the 2018 Plan were approved by stockholders and effective. If this proposal is approved, no further awards will be granted under the 2011 Plan, but awards will remain outstanding under the 2011 Plan and shares may be recycled in some cases if shares are not delivered to a participant under such awards:

Existing 2011 Plan:

Shares subject to outstanding awards (1)	3,350,000

Existing 2018 Plan:

Shares subject to outstanding awards (2)	4,540,000
Shares to be available for future awards (3)	34,965,000

Total number of shares subject to outstanding awards and available for future awards under both plans	42,855,000

Approximate percentage of outstanding shares (diluted) (4)	19.9 percent

(1)	Includes 3,350,000 outstanding stock options with a weighted average exercise price of $0.24 and a weighted average remaining term of two (2) months.

(2)	Includes 4,540,000 outstanding stock options with a weighted average exercise price of $1.83 and a weighted average remaining term of four (4) years.

(3)	Assuming stockholder approval of the proposed 2018 Plan, the number of shares available for future awards would be the number set forth in this table. The shares would be available for all types of awards.

(4)	Calculated based on the total number of shares subject to outstanding awards and available for future awards under both the 2011 Plan and 2018 Plan (42,855,000 shares) divided by (a) the number of Common Shares outstanding as of June 30, 2019 (215,591,103 shares), plus (b) the total number of shares subject to outstanding awards and available for future awards under both the 2011 Plan and 2018 Plan (42,855,000).

Overview of 2018 Plan Awards

The 2018 Plan authorizes a broad range of awards, including:

●	stock options;

●	stock appreciation rights (“SARs”);

●	restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer;

●	deferred stock, a contractual commitment to deliver shares at a future date; the award may or may not be subject to a risk of forfeiture (we generally refer to forfeitable deferred stock as “restricted stock units,” but may be called “stock units,” “phantom shares” or by another name);

●	other awards based on Common Shares;

●	dividend equivalents;

●	performance shares or other stock-based performance awards (these include deferred stock or restricted stock awards that may be earned by achieving specific performance objectives);

●	cash-based performance awards tied to achievement of specific performance objectives; and

●	shares issuable in lieu of rights to cash compensation.

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Reasons for Stockholder Approval

We seek approval of the 2018 Plan by stockholders as desirable and consistent with corporate governance best practices.

Restriction on Repricing; Reload Options; Loans

The 2018 Plan includes a restriction providing that, without stockholder approval, we will not amend or replace options or SARs previously granted under the 2018 Plan in a transaction that constitutes a “repricing.” For this purpose, a “repricing” is defined as amending the terms of an outstanding option or SAR, including by means of a 2018 Plan amendment, to lower its exercise price, any other action that is treated as a repricing under generally accepted accounting principles or canceling an option or SAR at a time that its exercise price is equal to or greater than the fair market value of the underlying stock in exchange for another option, SAR, restricted stock, other equity, cash or other property, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. Adjustments to the exercise price or number of shares subject to an option or SAR to account for the effects of a stock split or other extraordinary corporate transaction will not constitute a “repricing.”

In addition, the 2018 Plan:

●	provides that no term of an option or SAR can provide for automatic “reload” grants of additional awards upon exercise; and

●	prohibits personal loans from MariMed to a participant for payment of the exercise price or withholding taxes relating to any equity award.

Description of the 2018 Plan

The following is a brief description of the material features of the 2018 Plan. This description, including information summarized above, is qualified in its entirety by reference to the full text of the proposed 2018 Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Shares Available under the 2018 Plan. Under the 2018 Plan, 40,000,000 shares are reserved for delivery to participants. Shares used for awards assumed in an acquisition do not count against the shares reserved under the 2018 Plan. The shares reserved may be used for any type of award under the 2018 Plan.

The 2018 Plan applies the following rules for counting shares and recapturing shares not delivered in connection with 2018 Plan awards: Shares actually delivered to participants in connection with an award will be counted against the number of shares reserved under the 2018 Plan. Shares will remain available for new awards if an award under the 2018 Plan expires, is forfeited, canceled, or otherwise terminated without delivery of shares or is settled in cash. Upon exercise of an option or SAR for shares, the number of shares deemed to be delivered under the Plan will be the full number of shares underlying the exercised award, regardless of any net delivery or any withholding of shares for taxes. Likewise, shares withheld from an award other than an option or SAR (sometimes referred to as a “full-value award”) in payment of taxes will be deemed to have been delivered under the 2018 Plan. Under the 2018 Plan, awards may be outstanding relating to a greater number of shares than the aggregate remaining available so long as the Committee ensures that awards will not result in delivery and vesting of shares in excess of the number then available under the 2018 Plan. Shares delivered under the 2018 Plan may be either newly issued or treasury shares.

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On August 16, 2019, the closing price of Common Shares on the OTCQX was $1.49 per share.

Adjustments. Adjustments to the number and kind of shares subject to the share limitations (including annual per-person limits) are authorized in the event of a large and non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, other similar corporate transaction, equity restructuring as defined under applicable accounting rules, or other similar event affecting the Common Shares. We are also obligated to adjust outstanding equity awards (and share-related performance terms, such as share-price targets) upon the occurrence of these types of events to preserve, without enlarging, the rights of the 2018 Plan participants with respect to their awards. The Committee may adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles.

Eligibility. Employees of MariMed and its affiliates, including officers, non-employee directors of MariMed, and consultants and others who provide substantial services to MariMed and its affiliates, are eligible to be granted awards under the 2018 Plan. As of June 30, 2019, approximately 45 persons were potentially eligible for awards under the 2018 Plan.

Administration. The Committee administers the 2018 Plan, except that the Board may itself act to administer the 2018 Plan, and the Board will approve awards to non-employee directors. References to the “Committee” here mean the Committee or the full Board exercising authority with respect to a given award. The 2018 Plan provides that the composition and governance of the Committee is established in the Committee’s charter adopted by the Board. Subject to the terms and conditions of the 2018 Plan, the Committee is authorized to select participants, determine the type and number of awards to be granted and the number of shares to which awards will relate or the amount of a performance award, specify times at which awards will become vested or exercisable or be settled, including performance conditions that may be required for the award to be earned, set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2018 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2018 Plan.

Nothing in the 2018 Plan precludes the Committee from authorizing payment of other compensation, including bonuses based upon performance, to officers and employees, including the executive officers, outside of the 2018 Plan. The 2018 Plan authorizes the Committee to delegate authority to executive officers to the extent permitted by applicable law, but such delegation will not authorize grants of awards to executive officers without the participation by the Committee. The 2018 Plan provides that members of the Committee and the Board will not be personally liable, and will be fully indemnified, in connection with any action, determination or interpretation taken or made in good faith under the Plan.

Stock Options and SARs. The Committee is authorized to grant stock options, including both incentive stock options (“ISOs”), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. SARs may also be granted, entitling the participant to receive the excess of the fair market value of a share on the date of exercise over the SAR’s designated exercise price. The exercise price of an option or SAR is determined by the Committee, but may not be less than the fair market value of the underlying shares on the date of grant. The maximum term of an option or SAR is ten years. Subject to this limit, the times at which each option or SAR will be exercisable and provisions requiring forfeiture of unvested or unexercised options (and in some cases gains realized upon an earlier exercise) at or following termination of employment or upon the occurrence of other events generally are fixed by the Committee. Options may be exercised by payment of the exercise price in cash, shares having a fair market value equal to the exercise price or surrender of outstanding awards or other property having a fair market value equal to the exercise price, as the Committee may determine. This may include withholding of option shares to pay the exercise price. The Committee also is permitted to establish procedures for broker-assisted cashless exercises. SARs may be exercisable for shares or for cash, as determined by the Committee, and the method of exercise and settlement and other and other terms of SARs will be determined by the Committee.

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Restricted and Deferred Stock/Restricted Stock Units. The Committee is authorized to grant restricted stock and deferred stock. Prior to the end of the restricted period, shares granted as restricted stock may not be sold, and will be forfeited in the event of termination of employment in specified circumstances. The Committee will establish the length of the restricted period for awards of restricted stock. Aside from the risk of forfeiture and non-transferability, an award of restricted stock entitles the participant to the rights of a stockholder of MariMed, including the right to vote the shares and to receive dividends (which may be forfeitable or non-forfeitable), unless otherwise determined by the Committee.

Deferred stock gives a participant the right to receive shares at the end of a specified deferral period. Deferred stock subject to forfeiture conditions may be denominated as an award of restricted stock units. The Committee will establish any vesting requirements for deferred stock/restricted stock units granted for continuing services. One advantage of restricted stock units, as compared to restricted stock, is that the period during which the award is deferred as to settlement can be extended past the date the award becomes non-forfeitable, so the Committee can require or permit a participant to continue to hold an interest tied to Common Shares on a tax-deferred basis. Prior to settlement, deferred stock awards, including restricted stock units, carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents (which may be forfeitable or, if the award does not have performance conditions, non-forfeitable) will be paid or accrue if authorized by the Committee, as further described below.

Other Stock-Based Awards, Stock Bonus Awards, and Awards in Lieu of Other Obligations. The 2018 Plan authorizes the Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Shares. The Committee will determine the terms and conditions of such awards, including the consideration to be paid to exercise awards in the nature of purchase rights, the periods during which awards will be outstanding, and any forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other awards in lieu of obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Performance-based Awards. The Committee may grant performance awards, which may be awards of a specified cash amount or may be share-based awards. Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable or settleable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Committee.

The Committee retains discretion to set the level of performance for a given business criteria that will result in the earning of a specified amount under a performance award. These goals may be set with fixed, quantitative targets, targets relative to our past performance, targets compared to the performance of other companies, such as a published or special index or a group of companies selected by the Committee for comparison, or in such other way as the Committee may determine. The Committee may specify that these performance measures will be determined before payment of bonuses, capital charges, non-recurring or extraordinary income or expense, or other financial and general and administrative expenses for the performance period.

Vesting, Forfeitures, and Related Award Terms; Change in Control. The Committee has discretion in setting the vesting schedule of options, SARs, restricted stock, deferred stock and other awards, the circumstances resulting in forfeiture of awards, the post-termination exercise periods of options, SARs and similar awards, and the events resulting in acceleration of the right to exercise and the lapse of restrictions, or the expiration of any deferral period, on any award.

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Upon a “Change in Control,” the Committee can allow awards to remain outstanding or be assumed by a successor. This could include converting awards to become a right to receive the cash or property received by stockholders in the Change in Control. If awards continue or are assumed without an acceleration of vesting, the participant will have “double-trigger” protection if permitted by our regulators. If, however, the Committee does not provide for awards to be continued or assumed, or if double-trigger protective terms are barred by law or regulation at the time of the Change in Control, the awards will immediately vest and become exercisable or otherwise be paid out. In such case, if options or SARs are not “in-the-money,” they will be canceled with no consideration paid to the participant.

Other Terms of Awards. Awards may be settled in cash, shares, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award, in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of our obligations under the 2018 Plan. The Committee may condition awards on the payment of taxes, and may provide for mandatory or elective withholding of a portion of the shares or other property to be distributed in order to satisfy tax obligations. Awards granted under the 2018 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may permit transfers of awards other than ISOs on a case-by-case basis, but such transfers may not be to third parties for value.

The 2018 Plan authorizes the Committee to provide for forfeiture of awards and recoupment or “claw back” of award gains in the event a participant fails to comply with conditions relating to non-competition, non-solicitation, confidentiality, non-disparagement and other requirements for the protection of the our business, or adhering to standards of conduct in the preparation of financial statements and reports filed with the SEC, and for similar forfeitures if the attained level of performance was based on material inaccuracies in the financial or other information. Each award under the 2018 Plan will be subject to our claw back policy, as in effect at the time of grant of the award. Awards under the 2018 Plan may be granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in substitution for, exchange for or as a buyout of other awards under the 2018 Plan, awards under our plans, or other rights to payment from us, and may exchange or buy out outstanding awards for cash or other property subject to the requirement that repricing of underwater options and SARs must be approved by stockholders. The Committee also may grant awards in addition to and in tandem with other awards, awards, or rights. In granting a new award, the Committee may determine that the in-the-money value or fair value of any surrendered award may be applied to reduce the purchase price of any new award, subject to the requirement that repricing transactions must be approved by stockholders.

Dividend Equivalents. The Committee may grant dividend equivalents. These are rights to receive payments equal in value to the amount of dividends paid on a specified number of Common Shares while an award is outstanding. These amounts may be in the form of cash or rights to receive additional awards or additional shares having a value equal to the cash amount. The awards may be granted on a stand-alone basis or in conjunction with another award, and the Committee may specify whether the dividend equivalents will be forfeitable or non-forfeitable, except as noted below for performance-based awards. Rights to dividend equivalents may be granted in connection with restricted stock units or deferred stock, so that the participant can earn amounts equal to dividends paid on the number of shares covered by the award while the award is outstanding. Dividend equivalents relating to a performance-based award will be earnable only upon the achievement of the performance goals applicable to the award.

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Amendment and Termination of the 2018 Plan. The Board may amend, suspend, discontinue, or terminate the 2018 Plan or the Committee’s authority to grant awards thereunder without stockholder approval, except as required by law or regulation or under rules of the stock exchange on which our stock may then be listed, and except as explained above regarding repricing. The Committee can adopt amendments pertaining to matters within the scope of the Committee’s authority under its Charter, but subject to stockholder approval to the same extent as a Board amendment. Unless earlier terminated, the authority of the Committee to make grants under the 2018 Plan will terminate ten years after stockholder approval of the 2018 Plan, and the 2018 Plan will terminate when no shares remain available and we have no further obligation with respect to any outstanding award.

Federal Income Tax Implications of the 2018 Plan

We believe that, under current law, 2018 Plan awards typically would have U.S. Federal income tax consequences as follows:

Generally, the grant of an option or an SAR will create no federal income tax consequences for the participant or MariMed. A participant will not have taxable income upon exercising an option that qualifies as an ISO, except that the alternative minimum tax may apply. A participant exercising an option that is not an ISO generally must recognize ordinary income equal to the excess of the fair market value of the option shares on the date of exercise minus the aggregate exercise price paid. Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received.

Upon a disposition of shares acquired by exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the ISO shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Upon a disposition of ISO shares that the participant has held for the applicable holding periods (two years from the grant of the ISO and one year from the exercise), the participant will recognize no ordinary income. For all options, a participant’s sale of shares acquired by exercise of the option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares. The tax “basis” normally is the exercise price plus any amount he or she recognized as ordinary income in connection with the option’s exercise (or upon sale of the option shares in the case of an ISO). A participant’s sale of shares acquired by exercise of an SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in the shares, which normally is the amount he or she recognized as ordinary income in connection with the SAR’s exercise.

We normally can claim a tax deduction equal to the amount recognized as ordinary income by a participant in connection with the exercise of an option or SAR, but no tax deduction relating to a participant’s capital gains. Accordingly, we will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods before selling the shares.

The above discussion applies to options and SARs that have terms causing them not to be deferral arrangements under Code Section 409A, with the shares delivered upon exercise being freely transferable and non-forfeitable (we expect that these will be the usual terms of options and SARs).

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Awards other than options and SARs that result in a transfer to the participant of cash or shares or other property generally will have terms intended to meet applicable requirements under Section 409A, which regulates deferred compensation. If no restriction on transferability and substantial risk of forfeiture applies to shares or property distributed to a participant, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. Thus, for example, if an award of restricted stock units has not yet vested, or the receipt of cash or shares under a vested award has been validly deferred, the participant should not become subject to income tax until the time at which shares or cash are actually distributed, and we would become entitled to claim a tax deduction at that time.

On the other hand, if a restriction on transferability and substantial risk of forfeiture applies to shares or other property actually distributed to a participant under an award (such as, for example, a grant of restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses. We can claim a tax deduction equal to the ordinary income recognized by the participant, except as discussed below. A participant may elect to be taxed at the time of grant of restricted stock or other restricted property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

Any award that is deemed to be a deferral arrangement (that is, not excluded or exempted under the tax regulations) will be subject to Code Section 409A. Participant elections to defer compensation under such awards and as to the timing of distributions relating to such awards must meet requirements under Section 409A in order for income taxation to be deferred upon vesting of the award and tax penalties avoided by the participant.

Internal Revenue Code Section 162(m) limits the deductions a publicly held company can claim for compensation in excess of $1.0 million in a given year paid to the chief executive officer, the chief financial officer and certain other of the most highly compensated executive officers. Compensation to certain employees resulting from vesting of awards in connection with a change in control or termination following a change in control also may be non-deductible under Internal Revenue Code Sections 4999 and 280G.

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The foregoing provides only a general description of the application of federal income tax laws to certain awards under the 2018 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2018 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement and other circumstances. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2018 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address in any detail the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

The Board considers the Amended and Restated 2018 Stock

Award and Incentive Plan to be in the best interests of the

Company and its Stockholders and therefore recommends

that you vote for approval of the plan at the Annual

Meeting.

*     *     *     *     *

Company Equity Compensation Plans

The following table sets forth information as of December 31, 2018 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders(1)	3,400,000	$0.24	0
Equity compensation plans not approved by stockholders(2)	4,445,000	$1.87	35,130,000
Total	7,845,000		35,130,000

(1)	Consist of grants under the 2011 Plan.
(2)	Consist of grants under the 2018 Plan. A description of the 2018 Plan is included in Proposal 2, above, to this Proxy Statement and a copy of the 2018 Plan is attached to this Proxy Statement as Appendix A.

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Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the Common Shares of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such Common Shares, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the SEC. Specific due dates for these reports have been established, and we are required to report, in this Proxy, any failure to comply therewith during the fiscal year ended December 31, 2018.

We believe that all of these filing requirements were satisfied by the Company’s executive officers, directors and by the beneficial owners of more than 10% of our Common Shares except that one of our directors, Bernard Stolar, failed to file a Form 4 with respect to his sale of 43,305 Common Shares in October 2018. In making this statement, we have relied solely on copies of any reporting forms received by us, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the SEC.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In May 2014, the Company, through its subsidiary MariMed Advisors Inc., acquired Sigal Consulting LLC from its ownership group which included the current CEO and CFO of the Company, Messrs. Robert Fireman and Jon Levine, respectively (the “Sigal Ownership Group”). The purchase price for the LLC was comprised of (i) 31,954,236 Common Shares valued at approximately $5.9 million, representing 50% of the Company’s outstanding shares on the closing date, (ii) options to purchase three million Common Shares, which expires in September 2019, with exercise prices ranging from $0.15 to $0.35, and valued at approximately $570,000, and (iii) a 49% ownership interest in MariMed Advisors Inc.

In September 2016, the Company entered into a 15-year mortgage agreement with Bank of New England for the purchase of a 45,070 square foot building in Wilmington, Delaware which was developed into a cannabis seed-to-sale facility and is currently leased to the Company’s cannabis-licensed client in the state (the “2016 Mortgage”). At December 31, 2018 and 2017, the principal balance on the 2016 Mortgage was approximately $1.8 million and $1.9 million, respectively. The 2016 Mortgage accrues interest at a rate equal to 5.25% per year through September 2021, and thereafter the rate adjusts every five years to the then prime rate plus 1.5% with a floor of 5.25% per year. The 2016 Mortgage is personally guaranteed by each of the CEO and CFO of the Company.

In June 2017, the Company reacquired the 49% ownership interest of MariMed Advisors Inc. from the Sigal Ownership Group in exchange for an aggregate 75 million Common Shares.

In October 2017, the Company acquired certain assets of the Betty’s Eddies™ brand of cannabis-infused products from Icky Enterprises LLC, a company partially owned by the Company’s chief operating officer. The purchase price was $140,000 plus 1,000,000 Common Shares valued at $370,000 based on the price of the Common Shares on the issuance date.

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In November 2017, the Company entered into a 10-year mortgage agreement with Bank of New England for the purchase of a 138,000 square foot industrial property in New Bedford, Massachusetts, within which the Company has built a 70,000 square foot cannabis cultivation and processing facility (the “2017 Mortgage”). At December 2018 and 2017, the principal balance on the 2017 Mortgage was approximately $4.9 million and $2.9 million, respectively. The 2017 Mortgage accrued interest at a rate equal to the prime rate plus 2%, with a floor of 6.25%, per year from November 2017 to May 2019, and accrues interest a rate equal to the prime rate on May 2, 2019 plus 2%, with a floor of 6.25%, per year from May 2019 to May 2024, and at a rate equal to the prime rate on May 2, 2024 plus 2%, with a floor of 6.25%, per year from May 2024 through the end of the term of the 2017 Mortgage. The 2017 Mortgage is personally guaranteed by each of the CEO and CFO of the Company.

In December 2017 and January 2018, options to purchase 400,000 Common Shares at an exercise price of $0.025 were forfeited by the CEO and by an independent Board member (200,000 shares forfeited by each individual).

In January 2018, the Company granted options to purchase an aggregate of 1.45 million Common Shares to Board members, at exercise prices ranging from $0.14 to $0.77 and expiring between December 2020 and December 2022. The fair value of these options on grant date was approximately $458,000.

At June 30, 2019, December 31, 2018 and 2017, the Company owed approximately (i) $0, $81,000 and $33,000, respectively, to the Company’s CEO and CFO, (ii) $17,000, $135,000 and $153,000, respectively, to companies partially owned by these officers, and (iii) $60,000, $60,000 and $215,000, respectively, to two stockholders of the Company. Such amounts owed are not subject to repayment schedules and are expected to be repaid during 2019.

The Board intends to adopt a policy that prohibits any transaction between the Company and a related party unless the terms of that transaction are no less favorable to us than if we had entered into the same transaction with an unrelated party and the transaction is approved by an independent committee of the Board.

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Security Ownership of Certain Beneficial Owners

The following table, together with the accompanying footnotes, sets forth information, as of the Record Date, regarding stock ownership of all persons known by us to own beneficially more than 5% of our outstanding Common Shares, Named Executives, all directors, all director nominees, and all directors and officers as a group:

Name & Address of Beneficial Owner(1)	Amount & Nature of Beneficial Owner		% of Class(2)
Robert Fireman	23,755,218	(3)	10.9%
Jon R. Levine	26,706,517	(4)	12.2%
Edward Gildea	529,391	(5)	*
Bernard Stolar	339,319		*
David Allen	-		-
Eva Selhub, M.D.	-		-
All directors and executive officers as a group (five (5) persons)	51,071,750	(6)	23.5%
Greater Than 5% Stockholders
Gerald McGraw	17,729,932		8.1%
James Griffin	17,179,932		7.9%

*	Less than one percent.

(1)	The business address for each person named is c/o MariMed Inc., 10 Oceana Way, Norwood, MA 02062.

(2)	Calculated pursuant to Rule 13d-3(d)(1) of the Exchange Act whereby shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to the Common Shares indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted. All percentages are determined based on 218,045,067 Common Shares outstanding as of the Record Date.

(3)	Includes 500,000 currently exercisable stock options.

(4)	Includes 450,000 currently exercisable stock options.

(5)	Includes 400,000 currently exercisable stock options.

(6)	Includes 1,350,000 currently exercisable stock options.

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Proposal No. 3

Advisory approval OF THE APPOINTMENT OF INDEPENDENT AUDITORS

M&K has been our independent auditor since 2018. Their audit report appears in our annual report for the fiscal year ended December 31, 2018. One or more representatives of M&K is expected to be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our stockholders.

Selection of the independent accountants is not required to be submitted to a vote of our stockholders for advisory approval. The Board expects to appoint M&K to serve as independent auditors to conduct an audit of our accounts for the 2019 fiscal year. The Board is submitting this matter to our stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Board will take that into consideration when deciding whether to retain M&K and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Board may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

The Board recommends a vote FOR this proposal

and proxies that are signed and returned will be so voted

unless otherwise instructed

*           *           *           *           *

Independent Registered Public Accounting Firm Fees and Other Matters

Fees Billed for Audit and Non-Audit Services

The following table represents the aggregate fees billed for professional audit services rendered by the independent registered public audit firms of (i) L&L CPAs P.A. (“L&L”) for the audit of the annual financial statements for the year ended December 31, 2017, and (ii) M&K for the audit of the annual financial statements for the years ended December 31, 2018.

The change of audit firms, as fully explained in our 8-K filing on December 6, 2018, was due to L&L’s inability to rotate audit partners as required by Section 10A of the Exchange Act and Section 203 of the Sarbanes-Oxley Act of 2002. There were no disagreements with L&L on any matters, and no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. L&L had issued “clean” audit opinions on the Company’s financial statements.

On December 5, 2018, our Board engaged M&K to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Company did not, nor did anyone on its behalf, consult M&K prior to its engagement regarding the application of accounting principles, the type of audit opinion that might be rendered, or any matter that was either the subject of a “disagreement” or a “reportable event,” each as defined in Regulation S-K Item 304(a)(1)(v).

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Audit and other fees of our independent registered public auditors are shown below.

	2018	2017
Audit fees (1)	$61,000	$54,000
Audit related fees (2)	0	0
Tax fees (3)	9,000	9,000
All other fees (4)	0	0
Total Accounting Fees and Services	$70,000	$63,000

(1)	Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees. These are fees for the assurance and related services reasonably related to the performance of the audit or the review of our financial statements.
(3)	Tax Fees. These are fees for professional services with respect to tax compliance, tax advice, and tax planning.
(4)	All Other Fees. These are fees for permissible work that does not fall within any of the other fee categories, i.e., Audit Fees, Audit-Related Fees, or Tax Fees.

Pre-Approval Policy for Audit and Non-Audit Services

Until August 2019, we did not have a standing audit committee, and the full Board performed all functions of an audit committee, including the pre-approval of all audit and non-audit services before we engage an accountant. All of the services rendered to us by our independent registered public auditors were pre-approved by the Board.

MISCELLANEOUS

Other Matters

Management knows of no matter other than the foregoing to be brought before the Annual Meeting, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Consolidated Financial Statements

The Company’s Annual Report for the year ended December 31, 2018, including our Audited Consolidated Financial Statements for the year then ended, are included with this proxy material. Such Report and Consolidated Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Jon Levine, Chief Financial Officer, MariMed Inc., 10 Oceana Way, Norwood, Massachusetts 02062.

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Solicitation of Proxies

The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Shares.

Stockholder Proposals for Next Annual Meeting

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our next Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 10 Oceana Way, Norwood, Massachusetts 02062, in writing not later than April 29, 2020.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 10 Oceana Way, Norwood, Massachusetts 02062, (617) 795-5140. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

The accompanying proxy is solicited by and on behalf of our Board and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services.

We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2018, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON THE RECORD DATE AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

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PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

By order of the Board

Robert Fireman
Chairman, President and Chief Executive Officer
Norwood, Massachusetts
August 26, 2019

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APPENDIX A

MARIMED, INC.

AMENDED AND RESTATED

2018 STOCK AWARD AND INCENTIVE PLAN

ARTICLE I

PURPOSE

1.1 Purpose. The purpose of the MariMed, Inc. 2018 Amended and Restated Stock Award and Incentive Plan (as may be amended from time to time, the “Plan”) is to strengthen the ability of MariMed, Inc. (the “Company”) to attract, motivate, and retain employees, directors and other service providers of superior ability, to more closely align the interests of such persons with those of the Company’s shareholders and to promote the success of the Company’s business.

ARTICLE II

GENERAL DEFINITIONS

In addition to terms defined in other Articles of the Plan, the following are defined terms for purposes of the Plan:

2.1 “Agreement” The written instrument (which may be in electronic form) evidencing the grant to a Participant of an Award. Each Participant may be issued one or more Agreements from time to time, evidencing one or more Awards.

2.2 “Award” Any award granted under this Plan.

2.3 “Board” The Board of Directors of the Company.

2.4 “Change in Control” A change in control shall be deemed to have occurred if, after the date of grant of a given Award, (i) any “Person” (as such term is used in §13(d) and §14(d) of the Exchange Act), except for any employee benefit plan of the Company or any Subsidiary, or any entity holding voting securities of the Company for or pursuant to the terms of any such plan (a “Benefit Plan” or the “Benefit Plans”), acquires beneficial ownership of Company voting securities and thereupon is the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities; (ii) there occurs a contested proxy solicitation of the Company’s shareholders that results in the contesting party obtaining the ability to vote securities representing 30% or more of the combined voting power of the Company’s then outstanding securities; (iii) there is consummated a sale, exchange, transfer or other disposition of substantially all of the assets of the Company to another entity, except to an entity controlled directly or indirectly by the Company, or a merger, consolidation or other reorganization of the Company in which the voting securities of the Company outstanding immediately prior to such event do not represent (either by remaining outstanding or by being converted into voting securities of a surviving or parent entity) at least 50% or more of the combined voting power of the outstanding voting securities of the Company or such surviving or parent entity (without a concentration of beneficial ownership that would trigger a change in control under clause (i) applying that provision to any surviving or parent entity), or a plan of liquidation or dissolution of the Company other than pursuant to bankruptcy or insolvency laws is adopted and implementation of such plan has commenced; or (iv) during any period of two consecutive years or less(commencing on or after the date of grant of a given Award), individuals who at the beginning of such period constituted the Board, together with all new directors whose election or nomination during such period (other than any new director whose initial assumption of office during such period followed an actual or threatened election contest in which such new director challenged an incumbent or Board-approved nominee) was approved by a vote of at least two-thirds of the directors then still in office who were directors either at the beginning of the period or previously so approved (together, the “Continuing Directors”), cease for any reason to constitute at least a majority of the Board.

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Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred for purposes of this Plan (x) in the event of a sale, exchange, transfer or other disposition of substantially all of the assets of the Company to, or a merger, consolidation or other reorganization involving the Company and, an entity controlled by one or more officers of the Company (separately from their role as Company officers) or in which such officers have, directly or indirectly, at least a 5% equity or ownership interest unrelated to any interest in the Company, or (y) in a transaction otherwise commonly referred to as a “management leveraged buyout.”

Notwithstanding the foregoing, the Board may, by resolution adopted by a majority of the Board and by at least two-thirds of the Continuing Directors who were in office at the date a Change in Control occurred, declare that a Change in Control [either under Item 6(e) of Schedule 14A or] in clause (i) or (ii) has become ineffective for purposes of this Plan if the following conditions then exist: (x) the declaration is made within 120 days of the Change in Control; and (y) no person, except for the Benefit Plans is the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s outstanding securities or has the ability or power to vote securities representing 10% or more of the combined voting power of the Company’s then outstanding securities. If such a declaration shall be properly made, the Change in Control shall be ineffective ab initio.

2.5 “Code” The Internal Revenue Code of 1986, as amended, and applicable regulations and rulings and guidance issued thereunder.

2.6 “Committee” The Compensation Committee of the Board (or a designated successor to such committee), the composition and governance of which is established in the Committee’s Charter as approved from time to time by the Board and subject to other corporate governance documents of the Company. No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in the Committee Charter or this Plan.

2.7 “Common Stock” The common stock of the Company as described in the Company’s Articles of Incorporation, or such other stock as shall be substituted therefor.

2.8 “Company” MariMed, Inc., a Delaware corporation, or any successor to the Company.

2.9 “Date of Grant” The date on which the granting of an Award is authorized by the Committee, or such later date as is specified by the Committee or by a provision in this Plan applicable to the Award.

2.10 “Director” A member of the Board who is not an Employee.

2.11 “Disposition” Any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition of an Award, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and whether during the Participant’s lifetime or upon or after his or her death, including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment. A transfer or forfeiture of an Award to the Company is not a Disposition.

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2.12 “Employee” Any employee of the Company or a Subsidiary.

2.13 “Exchange Act” The Securities Exchange Act of 1934, as amended, and applicable regulations and rulings issued thereunder.

2.14 “Fair Market Value” Unless otherwise determined in good faith by the Committee or under procedures established by the Committee, [the average of the reported high and low] [the closing] sales price of the Common Stock on the date on which Fair Market Value is to be determined (or if there was no reported sale on such date, the next preceding date on which any reported sale occurred) on the principal exchange or in such other principal market on which the Common Stock is trading.

2.15 “Full-Value Award” An Award relating to shares other than (i) Stock Options that are treated as exercisable for shares under applicable accounting rules and (ii) Awards for which the Participant pays the grant-date Fair Market Value of the shares covered by the Award directly or by electively giving up a right to receive a cash payment from the Company or a Subsidiary of an amount equal to the grant-date Fair Market Value of such shares.

2.16 “Incentive Award” An Award granted under Article IX denominated in cash and earnable based on performance measured over a specified performance period.

2.17 “Incentive Stock Option” A Stock Option intended to satisfy the requirements of Section 422(b) of the Code.

2.18 “Non-qualified Stock Option” A Stock Option other than an Incentive Stock Option.

2.19 “Participant” An Employee or Director selected by the Committee to receive an Award; such person remains a Participant until all obligations of the Company and of such person or his or her beneficiaries relating to the Award have been fulfilled or otherwise ended.

2.20 “Restricted Awards” Restricted Stock and Restricted Stock Units.

2.21 “Restricted Stock” Common Stock that is subject to restrictions and awarded to Participants under Article VIII of this Plan and any Common Stock purchased with or issued in respect of dividends and distributions on the Restricted Stock.

2.22 “Restricted Stock Units” Stock Units that may be subject to a risk of forfeiture or other restrictions and awarded to Participants under Article VIII of this Plan, including Stock Units resulting from deemed reinvestment of dividend equivalents on Restricted Stock Units.

2.23 “Retirement” Unless otherwise specified in [a Participant’s Award documents], employment separation from the Company or any of its Subsidiaries after attaining age 55 and at least 10 years of service with the Company and/or any of its Subsidiaries, provided that an employment separation at a time there exists grounds for the Company to terminate the Employee for cause (as defined by the Committee) will not constitute a Retirement. Unless otherwise determined by the Committee, service with a predecessor company shall be counted towards the calculation of an employee’s years of service with the Company and/or its Subsidiaries for purposes of this Plan. With respect to any Director Award, “Retirement” means termination of service to the Company as a Director.

2.24 “Rule 16b-3” Rule 16b-3 under the Exchange Act or any successor thereto.

2.25 “Securities Act” The Securities Act of 1933, as amended, and applicable regulations and rulings issued thereunder.

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2.26 “Service Provider” A person providing services to the Company or a subsidiary in a capacity other than as an Employee or Director (for example, a consultant or advisor), provided that Awards other than those under Article IX may be granted only to a natural person who qualifies as an “employee” within the meaning of General Instruction A.1(a)(1) to Form S-8 (or a successor provision) under the Securities Act.

2.27 “Stock Appreciation Right” An Award granted under Section 7.5.

2.28 “Stock Option” An award of a right to acquire Common Stock pursuant to Article VII.

2.29 “Stock Units” An unfunded obligation of the Company, the terms of which are set forth in Section 8.6.

2.30 “Subsidiary” Any majority-owned business organization of the Company or its direct or indirect subsidiaries, including but not limited to corporations, limited liability companies, partnerships and any “subsidiary corporation” as defined in Section 424(f) of the Code that is a subsidiary of the Company.

2.31 “Substitute Award” An Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or affiliate or with which the Company or a Subsidiary or affiliate combines.

ARTICLE III

SHARES OF COMMON STOCK SUBJECT TO THE PLAN

3.1 Common Stock Authorized. Subject to the provisions of this Article and Article XI, the total aggregate number of shares of Common Stock that may be delivered pursuant to Awards shall not exceed 40 million shares. Each share delivered in connection with a Full-Value Award, and each share delivered or deemed to be delivered in connection with Stock Options or other non-Full-Value Awards, shall be counted against this limit as one share in accordance with Section 3.2.

3.2 Share Counting Rules. For purposes of the limitations specified in Section 3.1, the Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 3.2. Shares shall be counted against those reserved to the extent that such shares have been delivered and are no longer subject to a risk of forfeiture, except that shares withheld to pay the exercise price or taxes upon exercise of a Stock Option (including a Stock Appreciation Right) or upon the vesting or settlement of any Award shall be deemed to be delivered for purposes of the limit set forth in Section 3.1. Accordingly, to the extent that an Award under the Plan is canceled, expired, forfeited, or otherwise terminated without delivery of shares to the Participant (and without delivery of cash in the case of an Award that was settleable potentially in shares or cash), the shares retained by or returned to the Company will not be deemed to have been delivered under the Plan. An Award that can be settled only in cash shall not count against the shares reserved under the Plan. The Committee may determine that Awards may be outstanding that relate to more shares than the aggregate remaining available under the Plan so long as Awards will not in fact result in delivery (or deemed delivery) and vesting of shares in excess of the number then available under the Plan. In addition, in the case of any Substitute Award, shares delivered or deliverable in connection with such Substitute Award shall not be counted against the number of shares reserved under the Plan.

3.3 Shares Available. The shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock.

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ARTICLE IV

ADMINISTRATION OF THE PLAN

4.1 Committee. The Plan generally shall be administered by the Committee, subject to this Article IV. The Committee may act through subcommittees, including for purposes of perfecting exemptions under Rule 16b-3 under the Exchange Act, in which case the subcommittee shall be subject to and have authority under the charter applicable to the Committee, and the acts of the subcommittee shall be deemed to be acts of the Committee hereunder. The foregoing notwithstanding, the Board may perform any function of the Committee under the Plan, including for purposes of approving grants of Awards to Directors. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the context otherwise requires. The Committee may otherwise act through with members of the Committee abstaining or recusing themselves to ensure compliance with regulatory requirements or to promote effective governance, as determined by the Committee.

4.2 Powers. The Committee has discretionary authority to determine the Employees and Directors to whom, and the time or times at which, Awards shall be granted. The Committee also has authority to determine the amount of shares of Common Stock that shall be subject to each Award and the terms, conditions, and limitations of each Award, subject to the express provisions of this Plan. The Committee shall have the discretion to interpret this Plan and to make all other determinations necessary for Plan administration. The Committee has authority to prescribe, amend and rescind any rules and regulations relating to this Plan, subject to the express provisions of this Plan. All Committee interpretations, determinations, and actions shall be in the sole discretion of the Committee and shall be binding on all parties, including beneficiaries. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Committee may specify that any Award will be settled in cash rather than by delivery of shares. To the fullest extent authorized under applicable provisions of the Delaware General Corporation Law, the Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation (i) will not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company, (ii) will not result in a related-person transaction with an executive officer required to be disclosed under Item 404(a) of Regulation S-K (in accordance with Instruction 5.a.ii thereunder) under the Exchange Act, and (iii) is permitted under other applicable laws and regulations.

4.3 Agreements. Awards shall be evidenced by an Agreement and may include any terms and conditions not inconsistent with this Plan, as the Committee may determine.

4.4 No Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, any Award or any Agreement, and any such person shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

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ARTICLE V

ELIGIBILITY

5.1 Participation. Participants shall be selected by the Committee from the Employees, Directors and Service Providers. Such designation may be by individual or by class.

5.2 Incentive Stock Option Eligibility. A Director shall not be eligible for the grant of an Incentive Stock Option. In addition, no Employee shall be eligible for the grant of an Incentive Stock Option who owns (within the meaning of Section 422(b) of the Code), or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary.

ARTICLE VI

TYPES OF AWARDS; MINIMUM VESTING

6.1 Award Types. The types of Awards under this Plan are Stock Options as described in Article VII, Restricted Awards (Restricted Stock and Restricted Stock Units) as described in Article VIII, and Incentive Awards as described in Article IX. The Committee may, in its discretion, permit holders of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards subject to the restriction on repricing set forth in Section 13.2.

6.2 Minimum Vesting Requirements. Other provisions of the Plan notwithstanding, Awards (other than Awards that can be settled only in cash) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, however, that the following Awards shall not be subject to this minimum vesting requirement: any (i) Substitute Award; (ii) shares of Common Stock delivered in lieu of fully vested cash awards at the election of the Participant; (iii) Awards to non-employee Directors that vest at or after the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting; and (iv) any other Awards as designated by the Committee relating to not more than five percent (5%) of the aggregate shares reserved for grant under Section 3.1 (as adjusted under Section 11.1); and provided further that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award in cases of death, disability or a Change in Control, in the terms of the Award Agreement or otherwise. In the case of Awards subject to the minimum vesting requirement and having proportionate vesting over a specified period, the proportionate vesting shall not apply during the initial year (so, for example, monthly vesting in the first year is not permitted for such Awards under the Plan).

ARTICLE VII

STOCK OPTIONS

7.1 Exercise Price. The exercise price of Common Stock under each Stock Option shall be not less than 100 percent of the Fair Market Value of the Common Stock on the Date of Grant, other than Stock Options issued as Substitute Awards.

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7.2 Term. Stock Options may be exercised as determined by the Committee, provided that Stock Options may in no event be exercised later than ten years from the Date of Grant. During the Participant’s lifetime, only the Participant may exercise an Incentive Stock Option. The Committee may amend the terms of an Incentive Stock Option at any time to include provisions that have the effect of changing such Incentive Stock Option to a Non-qualified Stock Option, or vice versa (to the extent any such change is permitted by applicable law, and subject to Section 13.1 except that the change in tax treatment of the Stock Option shall not be deemed to be materially adverse to the Participant for purposes of Section 13.1).

7.3 Method of Exercise. Upon the exercise of a Stock Option, the exercise price shall be payable in full in cash or an equivalent acceptable to the Committee. No fractional shares shall be issued pursuant to the exercise of a Stock Option, and no payment shall be made in lieu of fractional shares. At the discretion of the Committee and provided such payment can be effected without causing the Participant to incur liability under Section 16(b) of the Exchange Act or causing the Company to incur additional expense under applicable accounting rules, the Committee may permit the exercise price to be paid by assigning and delivering to the Company shares of Common Stock previously acquired by the Participant or may require that, or permit the Participant to direct that, the Company withhold shares from the Stock Option shares having a value equal to the exercise price (or portion thereof to be paid through such share withholding). Any shares so assigned and delivered to the Company or withheld by the Company in payment or partial payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the exercise date. In addition, at the request of the Participant and to the extent permitted by applicable law, the Company in its discretion may approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Company the exercise price of the Stock Options being exercised, and the Company, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such firm.

7.4 Other Stock Option Terms. No dividend equivalent rights may be granted with respect to a Stock Option entitling the Participant to the economic benefit of dividends paid prior to the exercise of the Stock Option on the Common Stock underlying the Stock Option. With respect to Incentive Stock Options, the aggregate Fair Market Value (determined at the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all stock option plans of the Company and its Subsidiaries) shall not exceed $100,000, or such other amount as may be prescribed under the Code. If any Stock Option intended to be an Incentive Stock Option fails to so qualify, including under the requirement set forth in this Section 7.4, such Stock Option (or the affected portion of the Stock Option) shall be deemed to be a Non-qualified Stock Option and shall be exercisable in accordance with the Plan and the Stock Option’s terms.

7.5 Stock Appreciation Rights. A Stock Option may be granted with terms requiring the exercise price to be paid by means of the Company withholding shares subject to the Stock Option upon exercise, in which case such Award may be designated as a “Stock Appreciation Right.” The Committee may, at the time of grant, specify that the Fair Market Value of the Stock Option shares deliverable upon exercise of such Award will be paid in cash in lieu of delivery of shares, such that the Award is a cash-settled Stock Appreciation Right.

ARTICLE VIII

RESTRICTED AWARDS

8.1 Types of Award. The Committee, in its discretion, is authorized to grant Restricted Awards either as Service Awards or Performance Awards. As used herein, the term “Service Award” refers to any Restricted Award described in Section 8.2 and the term “Performance Award” refers to any Restricted Award described in Section 8.3. Restricted Stock shall be nontransferable until such time as all of the restrictions underlying the Award have been satisfied, except to the extent permitted under Section 12.5.

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8.2 Service Award. The Committee may grant shares of Restricted Stock or Restricted Stock Units to a Participant subject to forfeiture upon an interruption in the Participant’s continuous service with the Company or a Subsidiary within a period specified by the Committee. The period during which Restricted Stock Units are subject to a risk of forfeiture may be shorter than the period during which settlement of the Restricted Stock Units is deferred. The foregoing notwithstanding, Stock Units granted with no minimum vesting period, as permitted on a limited basis under Section 6.2, shall be deemed to be Service Awards.

8.3 Performance Award. The Committee may grant Restricted Stock or Restricted Stock Units to a Participant subject to or upon the attainment of a performance objective based on such measure or measures of performance as the Committee may specify. In establishing the level of performance objective to be attained, the Committee may disregard or offset the effect of such items of income or expense and other factors as determined by the Committee. Notwithstanding attainment of the applicable performance objective or any provisions of this Plan to the contrary, the Committee shall have the power (which it may retain or may relinquish in the Agreement or other document), in its sole discretion, to impose service requirements required to be fulfilled by the Participant during the performance period or subsequent to the attainment of the performance objective.

8.4 Delivery. If a Participant, with respect to a Service Award, continuously remains in the employ of the Company or a Subsidiary for the period specified by the Committee, or, with respect to a Performance Award, if and to the extent that the Participant fulfills the requirements of the performance objective and any service requirements as may be imposed by the Committee, the related risk of forfeiture of shares awarded to such Participant as Restricted Stock shall lapse and any retained share certificates or other evidence of ownership shall be delivered to such Participant without any restrictions promptly after the applicable event, and the related risk of forfeiture applicable to Restricted Stock Units shall end and such Restricted Stock Units shall then and thereafter be settled in accordance with the terms of such Restricted Stock Units (including any elective deferral of settlement permitted by the Committee). The foregoing notwithstanding, the Committee may determine that any restrictions (and/or deferral period, to the extent permitted under Section 12.10) applicable to a Restricted Award shall be deemed to end or have ended on an accelerated basis at the time of the Participant’s death while employed or serving as a Director or upon the Participant’s termination of employment or service due to disability or Retirement or following a Change in Control, subject to Section 6.2.

8.5 Shareholder Rights. Except as otherwise provided in this Plan, each Participant shall have, with respect to all shares of Restricted Stock, all the rights of a shareholder of the Company, including the right to vote the Restricted Stock; provided, however, that, unless the Committee has provided for a different equitable treatment of dividends and distributions payable with respect to the Restricted Stock, all such dividends and distributions shall be retained by the Company and reinvested in additional shares of Common Stock to be issued in the name of the Participant. Any shares of Common Stock acquired as a result of reinvestment of such dividends or distributions shall also be Restricted Stock subject to the terms and conditions of this Plan (and if any other treatment of dividends and distributions is approved by the Committee, the amounts to be paid or credited to the Participant shall be subject to the same vesting terms and risk of forfeiture, including any performance conditions, as applied to the original Award; this requirement may not be altered by the Committee). A Participant shall have no rights of a shareholder relating to Restricted Stock Units or Stock Units until such time as shares are issued or delivered in settlement of such Restricted Stock Units or Stock Units.

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8.6 Stock Units; Deferral of Receipt of Restricted Stock. A Stock Unit, whether or not restricted, shall represent the conditional right of the Participant to receive delivery of one share of Common Stock at a specified future date, subject to the terms of the Plan and the applicable Agreement. Until settled, a Stock Unit shall represent an unfunded and unsecured obligation of the Company with respect to which a Participant has rights no greater than those of a general creditor of the Company. Unless otherwise specified by the Committee, each Stock Unit will carry with it the right to crediting of an amount equal to dividends and distributions paid on a share of Common Stock (“dividend equivalents”), which amounts will be deemed reinvested in additional Stock Units, at the Fair Market Value of Common Stock at the dividend payment date. Such additional Stock Units (or any alternative form of crediting dividend equivalents) will be subject to the same risk of forfeiture (this requirement may not be altered by the Committee), other restrictions, and deferral of settlement as applied to the original Stock Units. Unless the Committee determines to settle Stock Units in cash, Stock Units shall be settled solely by issuance or delivery of shares of Common Stock. The Committee may, in its sole discretion and subject to compliance with Code Section 409A, permit Participants to convert their Restricted Stock into an equivalent number of stock units as of the date on which all applicable restrictions pertaining to the Restricted Stock would either lapse or be deemed satisfied (the “Vesting Date”), or by means of an exchange of the Restricted Stock for Restricted Stock Units before the Vesting Date. Any such request for conversion must (a) be made by the Participant at a time a valid deferral may be elected under Code Section 409A and (b) specify a distribution date that is valid under Code Section 409A and in any case is no earlier than the earlier of (i) the Participant’s termination of employment or (ii) the first anniversary of the Vesting Date.

ARTICLE IX

INCENTIVE AWARDS

The Committee, in its discretion, is authorized to grant Incentive Awards, which shall be Awards denominated as a cash amount and earnable based on achievement of a Performance Objective. The Committee may specify that an Incentive Award shall be settled in cash or in shares of Common Stock.

ARTICLE X

FORFEITURE AND EXPIRATION OF AWARDS

10.1 Termination of Employment or Service. Subject to the express provisions of this Plan (including Section 6.2) and the terms of any applicable Agreement, the Committee, in its discretion, may provide for the forfeiture or continuation of any Award for such period and upon such terms and conditions as are determined by the Committee in the event that a Participant ceases to be an Employee or Director. In the absence of Committee action or except as otherwise provided in an Agreement, the following rules shall apply:

(a) With respect to Stock Options granted to Employees, Stock Options shall be exercisable only so long as the Participant is an employee of the Company or a Subsidiary, except that (1) in the event of Retirement, the Stock Options shall continue to vest according to the original schedule, but no Stock Options may be exercised after the expiration of the earlier of the remaining term of such Stock Options or 36 months following the date of Retirement (in such case, Incentive Stock Options will become Non-Qualified Stock Options three months following Retirement); (2) in the event of permanent and total disability, the Stock Options shall continue to vest according to the original schedule, but no Stock Options may be exercised after the expiration of the earlier of the remaining term of such Stock Option or 36 months following the date of permanent and total disability; (3) in the event of death while an Employee, Stock Options held at the time of death by the Participant shall vest and become immediately exercisable and may be exercised by the estate or beneficiary of such Participant until the expiration of the earlier of the remaining term of such Stock Options or 36 months following the date of death; (4) in the event of the Participant’s voluntary separation of employment (other than a Retirement) or involuntary separation of employment by the Company for cause (as defined by the Committee), the Stock Options shall terminate and be forfeited as of the date of separation of employment; (5) in the event of the Participant’s involuntary separation of employment not for cause (as defined by the Committee) with severance pay (other than severance pay paid in a lump sum), the Stock Option shall continue to vest according to the original schedule, but no Stock Options may be exercised after the earlier of the remaining term of the Option or the end of the period of the Participant’s receipt of severance pay, if any, from the Company; and (6) in the event of an involuntary separation of employment without severance pay or if severance pay is paid in a lump sum, the Stock Option shall not be exercisable after the date of separation of employment; any portion of a Stock Option that is not vested at the time of permanent and total disability or any separation of employment and that would not vest and become exercisable during the period the Stock Option will remain outstanding under this Section 10.1(a) shall terminate and be forfeited as of the time of permanent and total disability or separation of employment, unless otherwise determined by the Committee within 45 days after such event; and

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(b) With respect to Restricted Awards granted to Employees, in the event of a Participant’s voluntary or involuntary separation before the expiration of the employment period specified by the Committee with respect to Service Awards, or before the fulfillment of the performance objective and any other restriction imposed by the Committee with respect to Performance Awards, any shares of Restricted Stock shall be returned to the Company and any Restricted Award shall be deemed to have been forfeited by the Participant as of the date of such separation.

10.2 Leave of Absence. With respect to an Award, the Committee may, in its sole discretion, determine that any Participant who is on leave of absence for any reason shall be considered to still be in the employ of the Company, provided that the Committee may, in its sole discretion, also determine that rights to such Award during a leave of absence shall be limited to the extent to which such rights were earned or vested when such leave of absence began or that vesting will be tolled during such leave of absence.

10.3 Additional Forfeiture Provisions. The Committee may condition a Participant’s right to receive a grant of an Award, to exercise the Award, to receive a settlement or distribution with respect to the Award, to retain cash, Stock, other Awards, or other property acquired in connection with an Award, or to retain the profit or gain realized by a Participant in connection with an Award, upon compliance by the Participant with specified conditions that protect the business interests of the Company and its subsidiaries and affiliates from harmful actions of the Participant or otherwise conform to high standards of corporate governance, including but not limited to (i) conditions providing for such forfeitures in the event that Company financial statements are restated due to misconduct if the Participant bears substantial responsibility for such misconduct or if the restated financial information would have adversely affected the level of achievement of performance measures upon which the earning or value of the Participant’s Award was based; and (ii) conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its subsidiaries and affiliates and the officers, directors and affiliates of the Company and its subsidiaries and affiliates, and other restrictions upon or covenants of the Participant, including during specified periods following termination of employment or service to the Company. Accordingly, an Award may include terms providing for a recoupment, “clawback” or forfeiture from the Participant of the profit or gain realized by a Participant in connection with an Award, including cash or other proceeds received upon sale of Stock acquired in connection with an Award. References in the Plan or an Agreement to lapse of restrictions or risk of forfeiture do not apply to the additional forfeiture provisions authorized under this Section 10.3, unless the lapse of the forfeiture provisions under this Section 10.3 is specifically stated.

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ARTICLE XI

ADJUSTMENT PROVISIONS

11.1 Share Adjustments. If the number of outstanding shares of Common Stock is increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional, new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spinoff or other distribution with respect to such shares of Common Stock or other securities, an appropriate adjustment in order to preserve the benefits or potential benefits intended to be made available to the Participants may be made, in the discretion of the Committee, in all or any of the following (i) the maximum number and kind of shares provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; (iii) the price for each share or other unit of any other securities subject to then outstanding Awards; and (iv) the terms of performance goals based on per share metrics or otherwise affected by such events. The Committee may also make any other adjustments, or take such action as the Committee, in its discretion, deems appropriate in order to preserve the benefits or potential benefits intended to be made available to the Participants. In furtherance of the foregoing, in the event of an equity restructuring, as defined in FASB ASC Topic 718 that affects the Common Stock, a Participant shall have a legal right to an adjustment to the Participant’s Award that will preserve without enlarging the value of the Award, with the manner of such adjustment to be determined by the Committee in its discretion, and subject to any limitation on this right set forth in the applicable Award Agreement. Any fractional share resulting from such adjustment may be eliminated. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including performance criteria) in recognition of unusual or nonrecurring events (including events described in this Section 11.1) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant, subject to the limitation in Section 12.15. If, in a transaction triggering an adjustment hereunder, public shareholders of the Company receive cash for their equity interest in the Company, an adjustment providing for cancellation of an Award in exchange for a cash payment based solely on the then intrinsic value of the Award shall be deemed to meet the requirements of this Section 11.1. Adjustments determined by the Committee shall be final, binding and conclusive.

11.2 Corporate Changes. Subject to Article XIII, upon (i) the dissolution or liquidation of the Company; (ii) a reorganization, merger or consolidation (other than a merger or consolidation effecting a reincorporation of the Company in another state or any other merger or consolidation in which the shareholders of the surviving Company and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the shareholders of the Company and their proportionate interests therein immediately prior to the merger or consolidation) of the Company with one or more corporations, following which the Company is not the surviving Company (or survives only as a subsidiary of another Company in a transaction in which the shareholders of the parent of the Company and their proportionate interests therein immediately after the transaction are not substantially identical to the shareholders of the Company and their proportionate interests therein immediately prior to the transaction); (iii) the sale of all or substantially all of the assets of the Company; or (iv) the occurrence of a Change in Control, subject to the terms of any applicable Agreement, the Committee serving prior to the date of the applicable event may, to the extent permitted in Section 3.1 of this Plan (and subject to any applicable restriction on repricing under Section 13.2), in its discretion and without obtaining shareholder approval, take any one or more of the following actions with respect to any Participant:

(a) accelerate the vesting and exercise dates of any or all outstanding Awards;

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(b) eliminate any and all restrictions with respect to outstanding Restricted Awards;

(c) determine the level of achieved performance, projected full-performance period performance, or other specified level of performance to be deemed to be the level of achievement of the performance objective for any Performance Award;

(d) pay cash to any or all holders of Stock Options in exchange for the cancellation of their outstanding Stock Options and cash out all outstanding Stock Units or Restricted Awards, provided that payment of consideration equivalent to the consideration received by shareholders, net of any exercise price payable with respect to the Award, shall be sufficient payment for the cash-out of an Award (for clarity, if a Stock Option had an exercise price in excess of such consideration, the Stock Option could be cancelled with no payment to the Participant);

(e) modify the vesting terms of continuing, assumed or replaced awards to provide for vesting upon a Participant’s subsequent termination not for cause or voluntary termination for good reason;

(f) grant new Awards to any Participants; or

(g) make any other adjustments or amendments to outstanding Awards or determine that there shall be substitution of replacement or new awards by such successor employer Company or a parent or subsidiary company thereof, with appropriate adjustments as to the number and kind of shares or units subject to such awards and prices.

11.3 Binding Determination. Adjustments under Sections 11.1 and 11.2 shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive.

ARTICLE XII

GENERAL PROVISIONS

12.1 No Right to Employment. Nothing in this Plan or in any Agreement or instrument executed pursuant to this Plan shall confer upon any Participant (i) any right to continue in the employ of the Company or a Subsidiary or affect the Company’s or a Subsidiary’s right to terminate the employment of any Participant at any time with or without cause, or (ii) any right to continue to serve as a Director of the Company or affect any party’s right to remove such Participant as a Director.

12.2 Securities Requirements. The Company shall not be obligated to issue or transfer shares of Common Stock pursuant to an Award unless all applicable requirements imposed by federal and state laws, regulatory agencies, and securities exchanges upon which the Common Stock may be listed have been fully complied with. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements.

12.3 No Right to Stock. No Participant and no beneficiary or other person claiming under or through such Participant shall have any right, title or interest in any shares of Common Stock allocated or reserved under this Plan or subject to any Award except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant or other person entitled to receive such Common Stock under the terms of the Award.

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12.4 Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state, or local taxes as required by law to be withheld with respect to such cash payments. In the case of Awards paid or payable in Common Stock, the Participant or other person receiving such Common Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Common Stock. Also, at the discretion of the Committee and provided such withholding can be effected without causing the Participant to incur liability under Section 16(b) of the Exchange Act, the Committee may require or permit the Participant to elect (i) to have the Company or Subsidiary withhold from the shares of Common Stock to be issued or transferred to the Participant the number of shares necessary to satisfy the Company’s or Subsidiary’s obligation to withhold taxes, such determination to be based on the shares’ fair market value as of the date the Participant becomes subject to income taxation with respect to the Award, (ii) deliver sufficient shares of Common Stock (based upon the fair market value at the date of withholding) to satisfy the withholding obligations, or (iii) deliver sufficient cash to satisfy the withholding obligations. Participants who elect to use such a stock withholding feature must make the election at the time and in the manner prescribed by the Committee.

12.5 No Disposition. No Award under this Plan may be the subject of any Disposition (excluding shares of Common Stock with respect to which all restrictions have lapsed), other than by will or the laws of descent or distribution or, if permitted by the Company, pursuant to a valid beneficiary designation. Any attempted Disposition in violation of this provision shall be void and ineffective for all purposes. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit a Participant to transfer an Award other than an Incentive Stock Option, for estate-planning purposes, to (a) a member or members of the Participant’s immediate family, (b) a trust, the beneficiaries of which consist exclusively of members of the Participant’s immediate family, (c) a partnership, the partners of which consist exclusively of members of the Participant’s immediate family, or (d) any similar entity created for exclusive benefit of members of the Participant’s immediate family; provided, however, that (i) such Disposition must be not for value, and (ii) no such transfer is authorized for an Award if and to the extent that such authorization would trigger tax penalties or taxation of the Award earlier than the delivery of cash or non-forfeitable shares to the Participant (or, if later, the lapse of the substantial risk of forfeiture of delivered shares).

12.6 Severability; Construction. If any provision of this Plan is held to be illegal or invalid for any reason, then the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. Headings and subheadings are for convenience only and not to be conclusive with respect to construction of this Plan.

12.7 Governing Law. All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Delaware, except as may be required by applicable federal law.

12.8 Other Deferrals. Subject to Section 12.10, the Committee may permit selected Participants to elect to defer payment of Awards in accordance with procedures established by the Committee including, without limitation, procedures intended to defer taxation on such deferrals until receipt (including procedures designed to avoid incurrence of liability under Section 16(b) of the Exchange Act). Any deferred payment, whether elected by the Participant or specified by an Agreement or by the Committee, may require forfeiture in accordance with stated events, as determined by the Committee.

12.9 Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee is authorized to adopt subplans to achieve the purposes of this Section 12.9. An Award may have terms under this Section 12.9 that are inconsistent with the express terms of the Plan, including authorizing cash payments in lieu of issuance or delivery of shares, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is granted with or modified to provide such terms.

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12.10 Compliance with Code Section 409A. Other provisions of the Plan notwithstanding, the terms of any Award that is deemed to be a deferral for purposes of Code Section 409A and that is held by an employee subject to United States federal income taxation (a “409A Award”), including any authority of the Company and rights of the Participant with respect to the 409A Award, shall be limited to those terms permitted under Section 409A, and any terms not permitted under Section 409A shall be automatically modified and limited to the extent necessary to conform with Section 409A. Terms of Awards shall be interpreted in a manner that, according to the character of the Award, results in an exemption from Code Section 409A or compliance with Code Section 409A. 409A Awards and Non-409A Awards will be subject to the Company’s “Compliance Rules Under Code Section 409A,” attached to this Plan as Appendix A.

12.11 No Loans to Participants; No Reload Awards. No credit shall be extended to Participants in the form of personal loans in connection with Awards, whether for purposes of paying the exercise price or withholding taxes or otherwise. Any amount due and payable to the Company by a Participant shall be immediately due and shall be paid as promptly as practicable. No term of an Award shall provide for automatic “reload” grants of additional Awards upon exercise of an Stock Option or otherwise as a term of an Award.

12.12 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, and such other arrangements may be either applicable generally or only in specific cases.

12.13 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation (excluding awards of Restricted Stock). With respect to any payments not yet made to a Participant or obligations to deliver shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, share, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

12.14 Approval of Section 83(b) Election; Participant to Give Notice of Disqualifying Disposition. No election by a Participant under Section 83(b) of the Code (to include in gross income in the year of grant the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the effectiveness of such election. If any Participant shall make any disposition of shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), the Participant shall notify the Company of such disposition within ten days thereof.

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12.15 Certain Limitations Relating to Accounting Treatment of Awards. Other provisions of the Plan notwithstanding, the Committee’s authority under the Plan is limited to the extent necessary to ensure that any Award of a type that the Committee has intended to be “share-based equity” (and not a “share-based liability”) subject to fixed accounting with a measurement date at the time the award is initiated under FASB ASC Topic 718 shall not be deemed a share-based liability (subject to “variable” accounting) or subject to a measurement date later than the time the Award is initiated solely due to the existence of such authority, unless the Committee specifies otherwise in the Award Agreement or makes a decision during the life of the Award with explicit acknowledgment that the default accounting treatment under this Section 12.15 will be changed.

ARTICLE XIII

AMENDMENT AND TERMINATION

13.1 Amendments; Suspension; Termination. The Board may at any time amend, suspend (and if suspended, may reinstate) or terminate this Plan; provided, however, that the Board may not, without approval of the shareholders of the Company, amend this Plan so as to (a) increase the number of shares of Common Stock subject to this Plan except as permitted in Article XI or (b) reduce the exercise price for shares of Common Stock covered by Stock Options granted hereunder below the applicable price specified in Article VII of this Plan or (c) make a material revision to the Plan within the meaning of Section 303A.08 of the Listed Company Manual of the New York Stock Exchange as then in effect. The Committee is authorized to amend the Plan to the extent such action is within the scope of the Committee’s authority under its Charter, and subject to all other requirements that would apply if the Plan were being amended by action of the Board. The Committee is authorized to amend outstanding Awards, except as limited by the Plan. The foregoing notwithstanding, no amendment to the Plan or an Award Agreement or other action that materially and adversely affects the rights of a Participant under an outstanding Award may be made or taken without the consent of such Participant. The authority of the Committee to waive or modify an Award term after the Award has been granted does not permit waiver or modification of a term that would be mandatory under the Plan for any Award newly granted at the date of the waiver or modification. Unless earlier terminated by action of the Board of Directors, the authority of the Committee to make grants under the Plan will terminate on the date that is ten years after the latest date upon which shareholders of the Company have approved the Plan (including approval of the Plan as amended and restated).

13.2 Restriction on Repricing. Without the approval of shareholders, the Committee will not amend or replace previously granted Stock Options (including Stock Appreciation Rights) in a transaction that constitutes a “repricing,” which for this purpose means any of the following or any other action that has the same effect:

●	Lowering the exercise price of a Stock Option after it is granted;

●	Any other action that is treated as a repricing under generally accepted accounting principles;

●	Canceling a Stock Option at a time when its exercise price exceeds the fair market value of the underlying Stock, in exchange for another Stock Option, a Restricted Award, other equity or other cash or property (such an action will be considered a repricing regardless of whether a replacement Award is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the Participant);

provided, however, that the foregoing transactions shall not be deemed a repricing if pursuant to an adjustment authorized under Section 11.1.

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ARTICLE XIV

DATE OF PLAN ADOPTION; EFFECTIVENESS; PLAN TERMINATION

14.1 Date of Plan Adoption. This Plan was adopted by the Board on August 14, 2019, subject to the approval of the Company’s shareholders within one year thereafter. The Plan shall continue in effect with respect to Awards granted before termination of the Committee’s authority to grant new Awards under Section 13.1 (including authority to modify Awards to the fullest extent permitted under the Plan) until all outstanding Awards have been settled, terminated or forfeited and the Company and Participants have no further obligations or rights with respect to such Awards. Any Awards granted prior to the date that this Plan was amended and restated shall be governed by the terms of the Plan at the time of such grant.

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Appendix A

Compliance Rules Under Code Section 409A

1. General Rules for Section 409A Compliance.

The following rules will apply to the Amended and Restated 2018 Stock Award and Incentive Plan (the “Plan”). Capitalized terms used herein have the definitions as set forth in the Plan. If so designated by the Committee, these Compliance Rules may be applied to any other specified

(a) 409A Awards and Deferrals. Other provisions of the Plan notwithstanding, the terms of any 409A Award, including any authority of the Company and rights of the Participant with respect to the 409A Award, shall be limited to those terms permitted under Section 409A, and any terms not permitted under Section 409A shall be automatically modified and limited to the extent necessary to conform with Section 409A but only to the extent that such modification or limitation is permitted under Code Section 409A and the regulations and guidance issued thereunder. The following rules will apply to Awards:

(i) Elections. If a Participant is permitted to elect to defer compensation and in lieu thereof receive an Award, or is permitted to elect to defer any payment under an Award, such election will be permitted only at times and otherwise in compliance with Section 409A.

(ii) Changes in Distribution Terms. The Committee may, in its discretion, require or permit on an elective basis a change in the distribution terms applicable to 409A Awards (and Non-409A Awards that qualify for the short-term deferral exemption under Section 409A) in accordance with, and to the fullest extent permitted by, applicable guidance of the Internal Revenue Service under Code Section 409A.

(iii) Exercise and Distribution. Except as provided in Section 1(a)(iv) hereof, no 409A Award shall be exercisable (if the exercise would result in a distribution) or otherwise distributable to a Participant (or his or her beneficiary) except upon the occurrence of one or more of the following (or a date related to the occurrence of one of the following), which must be specified in a written document governing such 409A Award and otherwise meet the requirements of Treasury Regulation § 1.409A-3.

(A)	Specified Time. A specified time or a fixed schedule;

(B)	Separation from Service. The Participant’s separation from service (within the meaning of Treasury Regulation § 1.409A-1(h) and other applicable rules under Code Section 409A); provided, however, that if the Participant is a “specified employee” under Treasury Regulation § 1.409A-1(i), settlement under this Section 1(a)(iii)(B) that otherwise would occur within six months after a separation from service shall instead occur at the expiration of the six-month period following separation from service under Section 409A(a)(2)(B)(i). During such six-month delay period, no acceleration of settlement may occur, except (1) acceleration may occur in the event of death of the Participant, (2), if the distribution date was specified as the earlier of separation from service or a fixed date and the fixed date falls within the delay period, the distribution shall be triggered by the fixed date, and (3) acceleration may be permitted otherwise if and to the extent permitted under Section 409A. In the case of installments, this delay shall not affect the timing of any installment otherwise payable after the six-month delay period. With respect to any 409A Award, a reference in any agreement or other governing document to a “termination of employment” that triggers a distribution shall be deemed to mean a “separation from service” within the meaning of Treasury Regulation § 1.409A-1(h);

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(C)	Death. The death of the Participant. Unless a specific time otherwise is stated for payment of a 409A Award upon death, such payment shall occur at a time compliant with Code Section 409A;

(D)	Disability. The date the Participant has experienced a 409A Disability (as defined below); and

(E)	409A Change in Control. The occurrence of a 409A Change in Control (as defined below).

(iv) No Acceleration. The exercise or distribution of a 409A Award may not be accelerated prior to the time specified in accordance with Section 1(a)(iii) hereof, except in the case of one of the following events:

(A)	Unforeseeable Emergency. The occurrence of an Unforeseeable Emergency, as defined below, but only if the net amount payable upon such settlement does not exceed the amounts necessary to relieve such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the settlement, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation from insurance or otherwise or by liquidation of the Participant’s other assets (to the extent such liquidation would not itself cause severe financial hardship), or by cessation of deferrals under the Plan. Upon a finding that an Unforeseeable Emergency has occurred with respect to a Participant, any election of the Participant to defer compensation that will be earned in whole or part by services in the year in which the emergency occurred or is found to continue will be immediately cancelled;

(B)	Domestic Relations Order. The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code);

(C)	Conflicts of Interest. Such 409A Award may permit the acceleration of the settlement time or schedule as may be necessary to comply with an ethics agreement with the Federal government or to comply with a Federal, state, local or foreign ethics law or conflict of interest law in compliance with Treasury Regulation § 1.409A-3(j)(4)(iii); and

(D)	Change. The Committee may exercise the discretionary right to terminate the Plan upon or within 12 months after a 409A Change in Control or otherwise to the extent permitted under Treasury Regulation § 1.409A-3(j)(4)(ix), or accelerate settlement of such 409A Award in any other circumstance permitted under Treasury Regulation § 1.409A-3.

(v) Definitions. For purposes of this Section 1, the following terms shall be defined as set forth below:

(A)	“409A Change in Control” shall be deemed to have occurred if, in connection with any event defined as a change in control relating to a 409A Award under any applicable Company document, there occurs a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as defined in Treasury Regulation § 1.409A-3(i)(5).

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(B)	“409A Disability” means an event which results in the Participant being (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii), by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its subsidiaries.

(C)	“Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Code Section 152, without regard to Code Sections 152(b)(1), (b)(2), and (d)(1)(B)) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, and otherwise meeting the definition set forth in Treasury Regulation § 1.409A-3(i)(3).

(vi) Time of Distribution. In the case of any distribution of a 409A Award, if the timing of such distribution is not otherwise specified in the Plan or an Award agreement or other governing document, the distribution shall be made within 60 days after the date at which the settlement of the Award is specified to occur. In the case of any distribution of a 409A Award during a specified period following a settlement date, the maximum period shall be 90 days, and the Participant shall have no influence (other than deferral elections permitted under Section 409A) on any determination as to the tax year in which the distribution will be made during any period in which a distribution may be made.

(vii) Determination of “Specified Employee.” For purposes of a distribution under Section 1(a)(iii)(B), status of a Participant as a “specified employee” shall be determined annually under the Company’s administrative procedure for such determination for purposes of all plans subject to Code Section 409A.

(viii) Non-Transferability. The provisions of the Plan notwithstanding, no 409A Award or right relating thereto shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Participant or the Participant’s beneficiary.

(ix) Limitation on Setoffs. If the Company has a right of setoff that could apply to a 409A Award, such right may only be exercised at the time the 409A Award would have been distributed to the Participant or his or her beneficiary, and may be exercised only as a setoff against an obligation that arose not more than 30 days before and within the same year as the distribution date if application of such setoff right against an earlier obligation would not be permitted under Code Section 409A.

(x) 409A Rules Do Not Constitute Waiver of Other Restrictions. The rules applicable to 409A Awards under this Section 1(a) constitute further restrictions on terms of Awards set forth elsewhere in this Plan.

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(b) Separate Payments. Unless otherwise specified in the applicable Award agreement, each vesting tranche of an Award shall be deemed to be a separate payment for purposes of Code Section 409A, and any portion of a vesting tranche that would vest on a pro rata basis in the event of a separation from service for the period from the date of separation in a given fiscal year to December 31 of that year and the portion that would vest pro rata for the period from the beginning of a calendar year to the end of the Company’s fiscal year, and any remaining portion of such vesting tranche that would not so vest, each shall be deemed to be a separate payment for purposes of Code Section 409A.

(c) Distributions Upon Vesting. In the case of any Non-409A Award providing for a distribution upon the lapse of a substantial risk of forfeiture, if the timing of such distribution is not otherwise specified in the Plan or an Award agreement or other governing document, the distribution shall be made not later than the 15th day of the third month after the end of the fiscal year in which the substantial risk of forfeiture lapsed, and if a determination is to be made promptly following the end of a performance year (as in the case of performance shares) then the determination of the level of achievement of performance and the distribution shall be made between the start of the subsequent fiscal year and the 15th day of the third month of such subsequent fiscal year. In all cases, the Participant shall have no influence (aside from any deferral election permitted under Section 409A) on any determination as to the tax year in which the distribution will be made.

(d) Limitation on Adjustments. Any adjustment under the Plan shall be implemented in a way that complies with applicable requirements under Section 409A so that Non-409A Awards do not, due to the adjustment, become 409A Awards, and otherwise so that no adverse consequences under Section 409A result to Participants.

(e) Release or Other Termination Agreement. If the Company requires a Participant to execute a release, non-competition, or other agreement as a condition to receipt of a payment upon or following a termination of employment, the Company will supply to the Participant a form of such release or other document not later than the date of the Participant’s termination of employment (if not date for such action otherwise is specified in documents relating thereto), which must be returned within the minimum time period required by law (or 21 days if no minimum period is so prescribed) and must not be revoked by the Participant within the applicable time period for revocation (if any) in order for the Participant to satisfy any such condition. If any amount constituting a deferral of compensation under Section 409A payable during a fixed period following termination of employment is subject to such a requirement and the fixed period would begin in one Participant tax year and end in the next tax year, the Company, in determining the time of payment of any such amount, will not be influenced by the timing of any action of the Participant including execution of such a release or other document and expiration of any revocation period. In such cases, the Company will pay any such amount in the subsequent tax year within the fixed period.

(f) Special Disability Provision. Unless otherwise provided in an applicable Award agreement or other governing document, in case of a disability of a Participant, (i) for any Award or portion thereof that constitutes a short-term deferral for purposes of Section 409A, the Company shall determine whether the Participant’s circumstances are such that the Participant will not return to service, in which case such disability will be treated as a termination of employment for purposes of determining the time of payment of such Award or portion thereof then subject only to service-based vesting, and (ii) for any Award or portion thereof that constitutes a 409A Award, the Company shall determine whether there has occurred a “separation from service” as defined under Treasury Regulation § 1.409A-1(h) based on Participant’s circumstances, in which case such disability will be treated as a separation from service for purposes of determining the time of payment of such Award or portion thereof then subject only to service-based vesting. In each case, the Participant shall be accorded the benefit of vesting that would result in the case of disability in the absence of this provision, so that the operation of this provision, intended to comply with Section 409A, will not disadvantage the Participant. The Company’s determinations hereunder will be made within 30 days after the disability arises or there occurs a material change in the Participant’s condition that constitutes the disability. In the case of any short-term deferral, if (i) circumstances arise constituting a disability but not constituting a termination of employment, (ii) the Award would provide for vesting upon a termination due to disability, and (iii) the Award would not qualify as a short-term deferral if the Participant were then permitted to elect the time at which to terminate employment due to the disability, then only the Company will be entitled to act to terminate Participant’s employment due to disability.

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(g) Limit on Authority to Amend. The authority to adopt amendments under Section 10(e) does not include authority to take action by amendment that would have the effect of causing Awards to fail to meet applicable requirements of Section 409A.

(h) Scope and Application of this Provision. For purposes of the Plan and this Appendix, references to a term or event (including any authority or right of the Company or a Participant) being “permitted” under Section 409A mean that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the Award prior to the distribution of cash, shares or other property (and the lapse of any applicable substantial risk of forfeiture) or to be liable for payment of interest or a tax penalty under Section 409A.

2. Deferral Election Rules.

If a participant in the Plan or any other plan, program or other compensatory arrangement (a “plan”) of the Company” is permitted to elect to defer awards or other compensation, any such election relating to compensation deferred under the applicable plan must be received by the Company prior to the date specified by or at the direction of the administrator of such plan (the “Administrator,” which in most instances will be the head of Human Resources for the Company). If the deferral constitutes a deferral of compensation for purposes of Code Section 409A, any such election to defer shall be subject to the rules set forth below, subject to any additional restrictions as may be specified by the Administrator. Under no circumstances may a Participant elect to defer compensation to which he or she has attained, at the time of deferral, a legally enforceable right to current receipt of such compensation.

(a) Initial Deferral Elections. Any initial election to defer compensation (including the election as to the type and amount of compensation to be deferred and the time and manner of settlement of the deferral) must be made (and shall be irrevocable) no later than December 31 of the year before the participant’s services are performed that will result in the earning of the compensation, except for initial deferral elections otherwise permitted under Treasury Regulation § 1.409A-2(a).

(b) Further Deferral Elections. In the case of any election to further defer an amount that is deemed to be a deferral of compensation subject to Code Section 409A (to the extent permitted under Company plans, programs and arrangements), such further deferral election shall comply with Treasury Regulation § 1.409A-2(b).

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APPENDIX B

MariMed Inc.

2019 Annual Meeting

Meeting Date: Thursday, September 26, 2019

Annual Meeting of Stockholders of MariMed Inc.

September 26, 2019 at 10:00 a.m.

The Hilton Boston/Dedham Hotel

25 Allied Drive

Dedham, MA 02026

Voting Instructions
SHAREHOLDER NAME ADDRESS 1 ADDRESS 2 CITY, XX 99999	You can vote by Internet Instead of mailing your proxy, you may choose to vote on the Internet. Validation details including Control ID are located on this form.

Please vote immediately. Your vote is important.

Vote by Internet

Log on to the internet and go to https://stocktrack.simplyvoting.com See your Control ID below. Follow the steps outlined on this secured Web site.

Vote by Mail

Mark, sign and date your proxy card and return it in the envelope we have provided or return it to Olde Monmouth Stock Transfer Co., Inc., attn: Proxy Dept., 200 Memorial Parkway, Atlantic Highlands, NJ 07716.

Please mark, date, sign and mail your proxy card back as soon as possible!

↓ Please Detach and Mail in the Envelope Provided↓

Please mark your votes as in this example. A ☒

The Board of Directors recommends a vote FOR all the nominees listed

1. ELECTION OF DIRECTORS

NOMINEES:

Robert Fireman
Jon R. Levine
Eva Selhub, M.D.
Edward Gildea
David Allen

FOR all nominees listed at right (except as marked to the contrary below) ☐

WITHHOLD AUTHORITY to vote for all nominees listed at right ☐

Instruction: To withhold authority to vote for any individual nominee(s), write that nominee(s) name on the line below.

____

The Board of Directors recommends a vote FOR Proposal 2.

FOR ☐ AGAINST ☐ ABSTAIN ☐

The Board of Directors recommends a vote FOR Proposal 3.

FOR ☐ AGAINST ☐ ABSTAIN ☐

The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR the proposal.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Signature of Stockholder______________________ Dated: ______________, 2019

NOTE: DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. EACH JOINT TENANT MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTER, TRUSTEE, ETC., GIVE FULL TITLE. IF SIGNER IS CORPORATION, SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF SIGNER IS A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

I WILL ☐ WILL NOT ☐ ATTEND THE MEETING